SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of
                    the Securities Exchange Act of 1934

Filed by the Registrant [   ]

Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

      [ X ] Preliminary Proxy Statement
      [   ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
      [   ] Definitive Proxy Statement
      [   ] Definitive Additional Materials
      [   ] Soliciting Material Pursuant to Section 240.11(c) or Section
240.14a-12


                       BANYAN STRATEGIC REALTY TRUST
 ------------------------------------------------------------------------
 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
      [ X ] No fee required.
      [   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
and 0-11.
            1) Title of each class of securities to which transaction applies:
                       Shares of Beneficial Interest

            2)    Aggregate number of securities to which transaction
applies:
                                10,478,971

            3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            4)    Proposed maximum aggregate value of transaction:

            5)    Total fee paid:

                  [  ]  Fee paid previously with preliminary materials.
                  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1)    Amount Previously Paid:
                  ...........................................

            2)    Form, Schedule or Registration Statement No.:
                  ...........................................

            3)    Filing Party:
                  ...........................................

            4)    Date Filed:
                  ...........................................

FORM OF PROXY


                       BANYAN STRATEGIC REALTY TRUST

                          150 SOUTH WACKER DRIVE
                                SUITE 2900
                          CHICAGO, ILLINOIS 60606


        This Proxy is solicited on behalf of the Board of Trustees


     The undersigned hereby appoints Leonard G. Levine and Robert G. Higgins, and each of them, as Proxies, with the power to appoint their substitutes, and hereby authorizes them to represent and to vote, as designated below, all the Shares of Beneficial Interest of Banyan Strategic Realty Trust (the "Trust") held of record by the undersigned on May 9, 1997, at the Annual Meeting of Shareholders when convened on June 25, 1997, or any adjournment thereof.






                      Continued on the reverse side.

This proxy, when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2, 3, 4 and 5.

1. PROPOSAL to elect three Class A Trustees to hold office until the next Annual Meeting of Shareholders, or otherwise as provided in the Trust's Amended and Restated Declaration of Trust. (check one box):

                               FOR        AGAINST

      WALTER E. AUCH, SR.     [  ]          [  ]

      NORMAN M. GOLD          [  ]          [  ]

      MARVIN A. SOTOLOFF      [  ]          [  ]

                  For: except vote withheld from the following nominee(s):

                        ___________________________________________________


2. PROPOSAL to concur in the selection of Ernst & Young LLP as the Trust's independent auditor for the fiscal year ending December 31, 1997. (check one box):

             FOR        AGAINST           ABSTAIN

            [  ]          [  ]              [  ]


3. PROPOSAL to authorize the issuance of shares of the Trust's beneficial interest to Leonard G. Levine, President of the Trust, pursuant to the terms of an agreement between the Trust and Mr. Levine. (check one box):

             FOR        AGAINST           ABSTAIN

            [  ]          [  ]              [  ]

4. PROPOSAL to Amend Section 3.3 of the Trust's Amended and Restated Declaration of Trust to Increase the Compensation and other Remuneration payable to the Class A Trustees. (check one box):

             FOR        AGAINST           ABSTAIN

            [  ]          [  ]              [  ]

5. PROPOSAL to adopt the Banyan Strategic Realty Trust 1997 Omnibus Stock and Incentive Plan.

             FOR        AGAINST           ABSTAIN

            [  ]          [  ]              [  ]

6. In their discretion, the Proxies are authorized to transact any other business as may properly come before the Meeting, or any adjournment thereof.

                  DATED:_________________________, 1997

                  _____________________________________
                       Signature
                  _____________________________________
                  Signature if held jointly

                  Sign exactly as name appears at left. If joint tenant, both should sign. If attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, please sign corporate name by President or authorized officer. If partnership, sign in full partnership name by authorized person.


Please promptly mark, date, sign and return this card using the enclosed envelope.

                       BANYAN STRATEGIC REALTY TRUST
                    150 South Wacker Drive, Suite 2900
                          Chicago, Illinois 60606
                               312-683-3671


                 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


To the Shareholders of Banyan Strategic Realty Trust:

     Notice is hereby given that the annual meeting of shareholders (the "Meeting" or the "Annual Meeting") of Banyan Strategic Realty Trust, a Massachusetts business trust (the "Trust" or the "Fund"), will be convened at The Metropolitan Club, 233 S. Wacker Drive, Chicago, Illinois, on
June 25, 1997, at 9:30 a.m. Central Time (the "Meeting Date"). All shareholders of the Trust are entitled to attend the Meeting. The Annual Meeting of Shareholders will be held for the following purposes:

      (1) To elect three Class A trustees to hold office until the next Annual Meeting of Shareholders or otherwise as provided in the Trust's Amended and Restated Declaration of Trust (the "Declaration");

      (2) To concur in the selection of Ernst & Young LLP as the Trust's independent auditor for the fiscal year ending December 31, 1997;

      (3) To authorize the issuance of shares of the Trust's beneficial interest to Leonard G. Levine, President of the Trust, pursuant to the terms of an agreement between the Trust and Mr. Levine.

      (4) To amend Section 3.3 of the Trust's Amended and Restated Declaration of Trust to Increase Compensation and other Remuneration payable to the Class A Trustees.

      (5) To adopt the Banyan Strategic Realty Trust 1997 Omnibus Stock and Incentive Plan

     Only shareholders of record at the close of business on May 9, 1997 are entitled to receive notice of and to vote at the Meeting or any adjournment thereof (the "Eligible Holders"). A complete list of Eligible Holders will be available for inspection at the Trust's offices for at least 10 days prior to the Meeting.

      A proxy statement and form of proxy are enclosed. Whether or not you expect to attend the Annual Meeting, it is important that you promptly fill in, sign, date and mail the proxy in the enclosed envelope so that your shares may be voted for you.


                              By order of the Board of Trustees:


                              Robert G. Higgins
                              Secretary



          The Trust's 1996 Annual Report and Form 10-K as filed with the Securities and Exchange Commission is enclosed with this notice.

                              PROXY STATEMENT
                                    FOR
                     ANNUAL MEETING OF SHAREHOLDERS OF
                       BANYAN STRATEGIC REALTY TRUST
                               JUNE 25, 1997



     This proxy statement is furnished to the holders of shares ("the Shareholders") of beneficial interest, no par value (the "Shares"), of Banyan Strategic Realty Trust, a Massachusetts business trust (the "Trust" or the "Fund"), in connection with the solicitation of proxies by the Trust's board of trustees (the "Trustees" or the "Board") for use at the annual meeting of Shareholders. The Trust's annual meeting of Shareholders for the fiscal year ended December 31, 1996 will be convened on June 25, 1997, at approximately 9:30 a.m. Central Time, and any adjournment thereof (the "Annual Meeting" or the "Meeting"). Copies of this Proxy Statement, the attached notice, and the enclosed form of proxy were first sent or given to Shareholders on or about June 3, 1997. Shareholders who wish to attend the Annual Meeting should contact the Trust at 312-683-3671 so that arrangements can be made.

     The Trust will bear all costs in connection with the solicitation of proxies, including the cost of preparing, printing and mailing this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the Trustees, the Trust's officers or by employees of Banyan Management Corp., which provides administrative services to the Trust. None of these individuals will be compensated for proxy solicitation services, but they may be reimbursed for out-of-pocket expenses in connection with the solicitation. For further information regarding Banyan Management Corp., see "Certain Relationships and Related Transactions." Arrangements will also be made with brokerage houses, banks and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of the Shares held of record by those persons, and the Trust may reimburse these custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection therewith. Further, the Trust has retained the services of ChaseMellon Shareholder Services to assist in the solicitation of proxies for the Annual Meeting at a fee payable by the Trust of $4,750 plus out-of-pocket expenses.

     Shares represented by properly executed proxies in the accompanying form received by the Board prior to the Annual Meeting will be voted at the Annual Meeting. Shares not represented by properly executed proxies will not be voted. If a Shareholder specifies a choice with respect to any matter to be acted upon, the Shares represented by that proxy will be voted as specified. If the Shareholder does not specify a choice, in an otherwise properly executed proxy, with respect to any proposal referred to therein, the Shares represented by that proxy will be voted with respect to that proposal in accordance with the recommendations of the Board described herein and in accordance with the judgment of the persons acting under proxies on other matters presented for a vote. A Shareholder who signs and returns a proxy in the accompanying form may revoke it by: (i) giving written notice of revocation to the Trust before the proxy is voted at the Annual Meeting; (ii) executing and delivering a later-dated proxy prior to or at the Annual Meeting; or (iii) attending the Annual Meeting and voting the Shares in person.

     The close of business on May 9, 1996 has been fixed as the date for determining those Shareholders entitled to notice of and to vote at the Annual Meeting (the "Record Date"). On the Record Date, the Trust had 10,478,971 shares outstanding, each of which entitles the holder thereof to one vote at the Annual Meeting. Only Shareholders of record as of the Record Date will be entitled to vote at the Annual Meeting. The presence of a majority of the outstanding shares of beneficial interest, represented in person or by proxy at the Annual Meeting, will constitute a quorum. The three nominees receiving the highest vote totals will be elected as Trustees of the Trust. Accordingly, abstentions and broker non-votes will not affect the outcome of the election. All other matters to be voted on, except proposal number four, will be decided by the affirmative vote of a majority of the Shares present or represented at the meeting and entitled to vote. On any such matter, an abstention will have the same effect as a negative vote but, because Shares held by brokers will not be considered entitled to vote on matters as to which the brokers withhold authority, a broker non-vote will have no effect on the vote. With respect to proposal number four, the affirmative vote of the holders of a majority of the outstanding shares is required. Accordingly, abstentions and broker non-votes will have the effect of a negative vote.

     The mailing address of the principal executive offices of the Trust is 150 South Wacker Drive, Suite 2900, Chicago, Illinois 60606.


                          SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following persons or entities are the only persons or entities known to the Trust to be the beneficial owners of more than five percent (5%) of the outstanding shares as of May 10, 1997:


                                    Name and Address of          Amount of Beneficial
   Title of Class                   Beneficial Owner                   Ownership              Percent of Class
--------------------                -------------------          --------------------         -----------------

Shares of Beneficial                Fidelity Management                1,110,550                    10.6%
     Interest                         and Research Corp.
                                      82 Devonshire Street
                                      Boston, MA  02109

Shares of Beneficial                Magten Asset                       1,762,105                    16.8%
     Interest                        Management Corp.
                                     350 East 21st Street
                                     New York, NY 10010


     The following table sets forth the number of Shares owned by all Trustees and Officers owning Shares, and all Trustees and Officers as a group as of May 10, 1997:


     Name of                     Amount & Nature of       Percent of
Beneficial Owner                Beneficial Ownership         Class
----------------                --------------------      ----------

Leonard G. Levine,                  16,869 shares        Less than 1%
  President

Neil D. Hansen,                     10,373 shares        Less than 1%
  First Vice President

Jay E. Schmidt,                     2,000 shares         Less than 1%
  Vice President

Joel L. Teglia,                     1,000 shares         Less than 1%
  Chief Financial Officer

All Trustees and Officers          27,242 shares         Less than 1%
 of the Trust, as a group
 (eight persons)

     The Trust is not aware of any arrangements, the operation of which may, at a subsequent date, result in a change of control of the Trust.

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust's officers and trustees, and persons who own more than ten percent of a registered class of the Trust's equity securities, to file initial statements of beneficial ownership (Form 3), and statements of changes in beneficial ownership (Forms 4 or 5), of beneficial interest and other equity securities of the Trust with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. (the "NASD"). The SEC requires officers, trustees and greater than ten percent shareholders to furnish the Trust with copies of all these forms filed with the SEC or the NASD.

     To the Trust's knowledge, based solely on its review of the copies of these forms received by it, or written representations from certain reporting persons that no additional forms were required for those persons, the Trust believes that all filing requirements applicable to its officers, trustees, and greater than ten percent beneficial owners were complied with during 1996.

                 MATTERS TO BE CONSIDERED BY SHAREHOLDERS

1.   Election of Trustees

     Three individuals will be elected at the Annual Meeting to serve as Class A Trustees of the Trust until the next annual meeting of Shareholders or otherwise as provided in the Amended and Restated Declaration of Trust (the "Declaration"). Unless instructions to the contrary are given, the persons named as proxy voters in the accompanying proxy, or their substitutes, will vote for the following nominees for Class A Trustees with respect to all proxies received by the Trust. If any nominee should become unavailable for any reason, the votes will be cast for a substitute nominee designated by the Board. The Trustees have no reason to believe that the nominees named will be unable to serve if elected.

     The nominees for Class A Trustee are as follows:

                           Principal Occupation(s)                 Trustee
Name                Age    During Past Five Years                   Since
----                ---    -----------------------------------     -------

Walter E. Auch, Sr. 75     Prior to retiring, Mr. Auch was           1986
                           the Chairman and Chief Executive
                           Officer of the Chicago Board of
                           Options Exchange.  Prior to that
                           time, Mr. Auch was Executive
                           Vice President, Director and
                           a member of the executive committee
                           of PaineWebber.  Mr. Auch is a
                           Director of Pimco Advisors  L.P.,
                           Geotek Communications, Inc.,
                           Smith Barney Concert Series Funds,
                           Smith Barney Trak Fund, The Crimson
                           Partners Funds and Nicholas
                           Applegate Funds.  He is a Trustee
                           of Hillsdale College and the
                           Arizona Heart Institute.  Mr. Auch
                           is also a Director of Banyan
                           Strategic Land Fund II, Banyan
                           Management Corp. and Legend
                           Properties, Inc. (f/k/a Banyan
                           Mortgage Investment Fund).

Norman M. Gold      66     Senior Partner in the law firm of         1986
                           Altheimer & Gray; Mr. Gold has
                           practiced law for over forty years,
                           specializing in tax, corporate and
                           real estate law.  Mr. Gold is a
                           Trustee of New Plan Realty Trust and
                           a Director of Banyan Management Corp.
                           He is a Certified Public Accountant
                           and member of the Chicago and
                           American Bar Associations.

Marvin A. Sotoloff  53     Partner of The Palmer Group Ltd.,         1986
                           a company involved in real estate
                           brokerage, development and property
                           management, concentrating on commercial
                           real estate.  Prior to joining
                           The Palmer Group Ltd., Mr. Sotoloff
                           was regional vice president of
                           Premisys Real Estate Services Inc.,
                           a subsidiary of the Prudential Realty
                           Group.  A licensed real estate broker,
                           Mr. Sotoloff is a past president of

                           Principal Occupation(s)                 Trustee
Name                Age    During Past Five Years                   Since
----                ---    -----------------------------------     -------

                           the Chicago Office Leasing Brokers
                           Association and is a Director of
                           Banyan Management Corp. He is also
                           an attorney and a member of the
                           Illinois and Pennsylvania Bar
                           Associations.

     The Board is required to meet at least four times per year, either in person or by telephonic conference. The Board met six times in 1996, including one time as the Audit Committee. The Trustees did not establish any nominating, compensation or other committees or other groups performing similar functions during 1996, other than the Audit Committee which is comprised of all of the Trustees.

     RECOMMENDATION OF THE BOARD: The Board hereby recommends and nominates Messrs. Auch, Gold and Sotoloff for election as Class A Trustees of the Trust by the Shareholders at the Annual Meeting to serve until the next annual meeting of Shareholders or as otherwise provided in the Declaration.

     The three nominees receiving the highest vote totals will be elected as Trustees of the Trust.

2.   SELECTION OF INDEPENDENT AUDITOR

     The Trust's financial statements, including those for the fiscal year ended December 31, 1996, are included in the Annual Report furnished to all Shareholders. The year-end statements have been audited by the independent firm of Ernst & Young LLP which has served as the Fund's independent auditor since the fiscal year ended December 31, 1989. The Board believes that Ernst & Young LLP is knowledgeable about the Trust's operations and accounting practices and is well qualified to act in the capacity of independent auditor. Therefore, the Board has selected Ernst & Young LLP as the Trust's independent auditor to examine its financial statements for the fiscal year ended December 31, 1997. Although the selection of an auditor does not require a Shareholder vote, the Board believes it is desirable to obtain the concurrence of the Shareholders to this selection. Due to the difficulty and expense involved in retaining another independent firm on short notice, the Board does not contemplate appointing another firm to act as the Trust's independent auditor for fiscal year 1997 if the Shareholders do not concur in the appointment of Ernst & Young LLP. Instead, the Board will consider the vote as advice in making their selec-tion of an independent auditor for the following year.

     Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

     RECOMMENDATION OF THE BOARD: That the Shareholders concur in the following resolution which will be presented for a vote of the Shareholders at the Annual Meeting:

     RESOLVED, that the Shareholders concur in the appointment by the Board of Ernst & Young LLP to serve as the Trust's independent auditor for the fiscal year ended December 31, 1997.

     The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to vote at the Annual Meeting, a quorum being present, is required to adopt the foregoing resolution.

3.   PROPOSAL TO AUTHORIZE THE ISSUANCE OF SHARES OF THE
     TRUST'S BENEFICIAL INTEREST TO LEONARD G. LEVINE, PRESIDENT
     OF THE TRUST, PURSUANT TO THE TERMS OF AN AGREEMENT BETWEEN
     THE TRUST AND MR. LEVINE.

     Mr. Levine serves as the President and Chief Executive Officer of the Trust pursuant to an employment agreement entered into January 1, 1990 and subsequently amended on December 31, 1992 (the "Employment Agreement"). Pursuant to the terms of this agreement, all incentive compensation earned by Mr. Levine in connection with reinvestment activities as described in the Employment Agreement subsequent to January 1, 1993 is paid 80% in cash and 20% in shares of the Trust's beneficial interest on or before March 15 of the year following the period for which the incentive is earned. See "Compensation of Trustees and Executive Officers-Executive Compensation" for a detailed explanation of amounts paid or payable to Mr. Levine under the Employment Agreement. In addition, under the terms of the Employment Agreement, as soon as practicable after December 31, 1997, or, if earlier, upon termination of Mr. Levine's employment, the amount of incentive compensation payable to Mr. Levine is recalculated on a cumulative basis covering the period January 1, 1993 through December 31, 1997 giving effect to all unrealized profits and gains generated in connection with the reinvestment activities which are excluded for purposes of the annual calculation. If the total cumulative incentive compensation as recomputed exceeds the aggregate compensation previously paid to Mr. Levine, the Trust is obligated to pay Mr. Levine the excess in cash no later than March 15, 1998. If the recomputed incentive compensation is less than what has previously been paid to Mr. Levine, then Mr. Levine is required to return all or some portion of the shares previously awarded to him. The purpose of providing a portion of Mr. Levine's incentive compensation in the form of shares is to further align Mr. Levine's interests with those of the Shareholders.

     Mr. Levine and the Trust have recently agreed to further amend the Employment Agreement. Under the terms of this second amendment, and subject to approval of the Trust's Shareholders, all of the incentive compensation payable to Mr. Levine under the Employment Agreement for the fiscal years ended December 31, 1996 and 1997, as well as any amounts payable resulting from the cumulative recalculation described above would be paid in shares of the Trust's beneficial interest rather than 80% in cash for the annual awards and 100% in cash for the cumulative adjustment. As required by the rules promulgated by the Nasdaq National Market, since the number of shares issuable to Mr. Levine under this amendment may exceed 25,000, the Board is seeking approval of the Trust's Shareholders. A copy of the second amendment to the Employment Agreement is included herewith as Annex A.

     If the Shareholders do not approve the additional issuance of shares to Mr. Levine, then he will continue to receive incentive compensation payable in accordance with the existing terms of the Employment Agreement described above. The issuance of shares to Mr. Levine in respect of 20% of his incentive compensation was authorized and ratified by the Trust's shareholders on June 27, 1995.

RECOMMENDATION OF THE BOARD

     The Board believes the issuance of the additional shares to Mr. Levine as contemplated by the second amendment to the Employment Agreement serves to further align Mr. Levine's interest with those of the Shareholders and recommends that the Shareholders concur in the following resolution which will be presented for a vote of Shareholders at the Annual Meeting:

            RESOLVED, that the Trust be and hereby is authorized to make future issuances of shares of the Trust's shares of beneficial interest to Mr. Levine consistent with the terms of the Employment Agreement and the second amendment to the Employment Agreement.

     The affirmative vote of a majority of the votes cast by Shareholders present in person or by proxy and eligible to vote at the Annual Meeting, assuming a quorum being present, is required to adopt the foregoing resolution.

4.   PROPOSAL TO AMEND SECTION 3.3 OF THE TRUST'S AMENDED AND
     RESTATED DECLARATION OF TRUST TO INCREASE THE COMPENSATION
     AND OTHER REMUNERATION PAYABLE TO THE CLASS A TRUSTEES.

     Under the provisions of the Trust's Amended and Restated Declaration of Trust, the Class A Trustees (currently Messrs. Auch, Gold and Sotoloff) are entitled to receive $15,000 per year for their services as Trustees. Previously, the Shareholders authorized payment of meeting fees to the Trustees of $875 for each meeting attended in person and $250 an hour for each telephonic board meeting. In light of the time and responsibility involved in serving as a Trustee and giving consideration to the fact that Trustee's compensation has not otherwise been increased since June 19, 1991, the Trust is hereby proposing to increase the amount of fees payable to the Trustees annually from $15,000 to $20,000 and the per meeting fees from $875 to $1,000 for each meeting attended in person and from $250 an hour to $500 for each meeting attended via telephonic conference call. A copy of the proposed amendment to the Declaration is attached as Annex B.

RECOMMENDATION OF THE BOARD

     The Board of Trustees recommends that the Shareholders adopt the following resolution:

            RESOLVED, that the first sentence of Section 3.3 of the Trust's Amended and Restated Declaration of Trust be and hereby is deleted in its entirety and replaced with the following:

                 The Class A Trustees shall be entitled to receive $20,000 per year for their services as Trustees plus $1,000 for each meeting of the Board attended in person and $500 for each meeting of the Board attended via telephonic conference call.

      The affirmative vote of the holders of a majority of the outstanding shares is required to adopt the foregoing resolution.

5.   PROPOSAL TO ADOPT THE BANYAN STRATEGIC REALTY TRUST 1997
     OMNIBUS STOCK AND INCENTIVE PLAN

     On May 14, 1997, the Board of Trustees adopted, subject to shareholder approval, the 1997 Omnibus Stock and Incentive Plan (the "Plan") to allow the Trust to make stock-based awards as part of the Company's compensation.

A total of 1.0 million shares of the Trust's shares of beneficial interest is issuable under the Plan. Subject to shareholder approval of the Plan, the Board intends to award options to purchase a total of 41,000 shares to various executives and employees of the Trust, exclusive of the Trust's president, Leonard G. Levine, who receives performance based compensation pursuant to his Employment Agreement. The Plan provides for incentive stock options, non-statutory stock options, stock appreciation rights, performance shares and units. The Board believes that the Plan will successfully advance the Trust's long-term financial success by permitting it to attract and retain outstanding executive talent and motivate superior performance by encouraging and providing a means for participants to obtain an ownership interest in the Trust. The affirmative vote of the holders of a majority of the shares of beneficial interest present, in person or by proxy, is necessary for approval of the Plan. The complete text of the Plan is set forth in Annex C hereto and should be read in its entirety by Shareholders.

ADMINISTRATION AND ELIGIBILITY

     The Plan will be administered by the Board of Trustees or a committee thereof, each of whom will be a "disinterested person" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") or any similar rule which may subsequently be in effect ("Rule 16b-3") and each of whom is an "outside director" within the meaning of Internal Revenue Code Section 162(m)(4)(c)(i) and the regulations promulgated thereunder. The Plan requires the Company to fully indemnify the Trustees or the committee against losses, costs, expenses and liabilities arising from actions taken or failure to act under the Plan. The Board is authorized to grant awards under the Plan to those employees (including executive officers) and trustees of the Trust and its subsidiaries as the Board selects, in its discretion. The Board may delegate any of its authority under the Plan to persons it deems appropriate (such as officers of the Trust) to the extent that delegation would not prevent the Plan from complying with Rule 16b-3 or Internal Revenue Code Section 162(m)(4)(c)(i).

OPTIONS AND APPRECIATION RIGHTS

     The Plan authorizes the Board to grant options to employees or trustees in number and on terms determined by the Board; provided, however, that each person serving as a Class A Trustee on the tenth business day after final adjournment of the Trust's annual meeting convened on June 25 , 1997 will receive options to acquire 2,000 Shares, and provided further that each person serving as a Class A Trustee ten business days after the final adjournment of each succeeding annual meeting will be granted options to purchase 2,000 Shares.

     Each grant of an option must be evidenced by an agreement between the parties specifying the exercise price, the duration of the option, the number of Shares to which the option pertains and such other provisions as the Board determines. This agreement will also specify whether the option is intended to be an incentive stock option within the meaning of Internal Revenue Code Section 422, or alternatively, a non-qualified stock option not covered by this section of the Code. Subject to additional limitations, the exercise price for each grant of an option under the Plan may not be less than one hundred percent (100%) of the fair market value of a Share on the date of grant provided that with respect to an incentive stock option, the fair market value may not exceed the maximum limitation under Section 422 in the first year that the option may be exercised; provided that the incentive options exceeding the limitation will be treated as non-qualified stock options. Options granted under the Plan will be exercisable at such times and subject to such restrictions and conditions as determined by the Board. These terms and conditions need not be the same for each grant or for each participant. Each option granted to an employee will expire at the time determined by the Board at the time of grant; provided, however, that, subject to additional limitations in certain cases, no option may be exercised later than the tenth (10th) anniversary date of its grant. The Plan permits optionees, with certain exceptions, to pay the exercise price of options in cash or Shares (valued at fair market value on the date of exercise) or a combination thereof.

     The Plan also authorizes the Board to grant appreciation rights to employee participants (including executive officers). An appreciation right entitles the grantee to receive upon exercise an amount determined by multiplying (a) the difference between the fair market value of a Share on the date of exercise over the grant price; or (b) the number of Shares covered by the appreciation right. At the Board's discretion the Trust may pay amounts due to the holder in the form of Shares (valued at its fair market value on the date of exercise), cash or a combination thereof.

     The Board may grant freestanding or tandem appreciation rights or any combination of these forms. The grant price of a freestanding right will be equal to the fair market value of a Share on the date of grant. The grant price of tandem rights will be equal to the exercise price of the related option. Tandem rights may be exercised for all or part of the Shares subject to the related options upon the surrender of the right to exercise the equivalent portion of the related option. A tandem right may be exercised only with respect to the Shares for which its related option is then exercisable. Each grant of an appreciation right will be evidenced by an agreement specifying the grant price, the term of the right, and such other provisions as the Board determines. The term of an appreciation right granted under the Plan may not exceed ten (10) years.

PERFORMANCE AWARDS

     The Plan authorizes the Board to grant performance awards to employee participants in the form of either grants of performance shares/units (each performance share representing one Share) or performance units representing an amount established by the Board at the time of the award (which amount may, without limitation, be equal to the fair market value of one Share). The Board will set performance goals which will determine the number and/or value of the performance shares or units paid to a participant.

     When earned, performance awards will be paid in a single lump sum following the close of the performance period in Shares, cash or a combination thereof. At the Board's discretion, recipients of performance awards may receive any dividends declared with respect to shares earned in connection with performance shares/units and may also be granted the right to exercise voting rights with respect to those Shares.

RESTRICTED STOCK OR RESTRICTED STOCK EQUIVALENTS

     The Plan authorizes the Board to grant restricted stock to employee participants in amounts and subject to the restrictions determined by the Board. Stock certificates evidencing restricted Shares will be held by the Trust and restricted Shares may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated during the restricted period.
During the restricted period, the Board will retain custody of any distributions (other than regular cash dividends) made or declared with respect to restricted Shares. Other than these restrictions on transfer, the participant will have all the rights of a holder of such Shares of restricted stock.

VESTING AND CANCELLATION PROVISIONS

     Except for stock options awarded to Class A Trustees, Awards granted under the Plan will vest and be exercisable in installments as follows:
(i) to the extent of 33.3% of the number of Shares commencing on the first anniversary of the date of grant; (ii) to the extent of an additional 33.3% of Shares commencing on the second anniversary of the date of grant; and
(iii) to the extent of an additional 33.4% of Shares commencing on the third anniversary of the date of grant; provided that the Board may accelerate vesting in the event of a Participant's death, permanent disability or retirement in accordance with the Trust's retirement policy or where the Board determines that acceleration is in the Company's best interest provided further that no Award will vest if, to do so, would create a situation in which the exercise of the Award would result in an "excess parachute payment" within the meaning of Section 280G of the Code. Stock options granted to the Class A Trustees will vest and be exercisable in installments as follows: (i) to the extent of 50.0% of the number of Shares commencing on the first anniversary of the date of grant; and (ii) to the extent of 50.0% of the number of Shares commencing on the second anniversary of the date of grant. If the participant does not, in any given period, purchase all of the Shares subject to the award, the participant's right to purchase any Shares not purchased in the period will continue until the expiration or sooner termination of the award, except to the extent provided otherwise in the Plan. Except as otherwise provided herein or in the Plan, as a condition to the grant of any award to any employee, the participant must remain in the continuous employ of the Company or its subsidiaries for the period of time specified by the Board in the Plan.

     Except as otherwise provided, awards granted to employees are exercisable only prior to "termination of employment." A participant will be considered to incur a "termination of employment" on the latest date on which the participant no longer is, for whatever reason, an officer or employee of the Trust or its subsidiaries ("Termination of Employment"). If a participant incurs a Termination of Employment due to death or permanent and total disability or retirement, all awards granted under the Plan and outstanding on the date of the Termination of Employment will be exercisable to the extent provided in the participant's Plan Agreement. Stock options granted to a Class A Trustee are exercisable only so long as the individual continues to hold office; provided, however, that if the individual ceases to hold office due to death, permanent and total disability or expiration of the individual's term of office after the individual attains his 75th birthday, all awards granted under the Plan will be exercisable in accordance with the individual's Plan Agreement.

PLAN AGREEMENTS

     Each award granted under the Plan will be evidenced by a written Plan Agreement specifying, among other things, the period for which the award is granted, the number of Shares covered by the award, the exercise price and the exercise schedule. The grant and exercise of awards under the Plan are subject to all applicable federal, state and local laws, rules and regulations and, if required, any approvals by any government or regulatory agency.

TERMS OF THE PLAN; AMENDMENT AND ADJUSTMENT

     No awards may be granted under the Plan after June 26, 2007. The Plan may be terminated by the Board at any time with respect to options and appreciation rights which have not been granted. In addition, the Board may amend the Plan from time to time, without the authorization or approval of the Shareholders, but no amendment may impair the rights of the holder of any award without such holder's consent. Any such amendment could increase the cost of the Plan to the Trust.

     The Plan provides that in the event of a stock dividend or stock split, or a combination or other increase or reduction in the number of issued Shares, the Board may, in order to prevent dilution or enlargement of rights under awards make such adjustments in the number and type of Shares authorized by the Plan and covered by outstanding awards under the Plan and the price thereof. The Board may provide in any award agreement that, in the event of a merger, consolidation, reorganization, sale or exchange of substantially all of the assets or termination or dissolution of the Trust, any of which could involve a change in control of the Trust, the rights under outstanding awards may be accelerated or adjustments may be made in order to prevent the dilution or enlargement of rights thereunder.

FEDERAL INCOME TAX CONSEQUENCES

     The following discussion is intended only as a brief summary of the federal income tax rules relevant to stock options, appreciation rights, performance awards, restricted stock and supplemental cash payments. These rules are highly technical and subject to change. The following discussion is limited to the federal income tax rules relevant to the Trust and to individuals who are citizens or residents of the United States. The discussion does not address the state, local or foreign income tax rules relevant to stock options, appreciation rights, performance awards, restricted stock and supplemental cash payments. Employees are urged to consult their personal tax advisors with respect to the federal, state, local and foreign tax consequences relating to stock options, appreciation rights, performance awards, restricted stock and supplemental cash payments.

     INCENTIVE STOCK OPTIONS ("ISO"). A participant who is granted an ISO recognizes no income upon grant or exercise of the option. However, the excess of the fair market value of the Shares on the date of exercise over the option exercise price is an item includible in the optionee's alternative minimum taxable income. An optionee may be required to pay an alternative minimum tax even though the optionee receives no cash with which to pay such tax upon exercise of the ISO.

     If the optionee holds the Shares acquired upon exercise of the ISO for at least two years from the date of grant and at least one year following exercise (the "Statutory Holding Periods"), the optionee's gain, if any, upon a subsequent disposition of the Shares, is taxed as long-term capital gain. If the optionee disposes of Shares acquired pursuant to the exercise of an ISO before satisfying the Statutory Holding Periods (a "Disqualifying Disposition"), the optionee may recognize both compensation income and capital gain in the year of disposition. The amount of the compensation income generally equals the excess of (i) the lesser of the amount realized on disposition or the fair market value of the Shares on the exercise date over (ii) the exercise price. The balance of the gain realized on such a disposition, if any, is long- or short-term capital gain depending on whether the Shares have been held for more than one year following exercise of the ISO.

     Special rules apply for determining an optionee's tax basis in and holding period for common stock acquired upon the exercise of an ISO if the optionee pays the exercise price of the ISO in whole or in part with previously-owned Shares. Under these rules, the optionee does not recognize any income or loss from delivery of Shares (other than Shares previously acquired through the exercise of an ISO and not held for the Statutory Holding Periods) in payment of the exercise price; provided however, that if an optionee pays the exercise price of an ISO in whole or in part with previously-owned Shares that were acquired upon the exercise of an ISO and that have not been held for the Statutory Holding Periods, the optionee will recognize compensation income (but not capital gain) under the rules applicable to Disqualifying Dispositions. The optionee's tax basis in and holding period for the newly-acquired Shares will be determined as follows: (i) as to the number of newly-acquired Shares equal to those of the previously-owned Shares delivered, so that the optionee's tax basis in and holding period for the newly-acquired Shares will be equal to the previously owned Shares delivered; the optionee's basis in and holding period (for capital gain, but not Disqualifying Disposition, purposes) for the previously-owned Shares will carry over to the newly-acquired Shares on a share-for-share basis; (ii) as to the remaining newly-acquired Shares, the optionee's basis will be zero (or, if part of the exercise price is paid in cash, the amount of such cash divided by the number of such remaining newly-acquired Shares), and the optionee's holding period will begin on the date such Shares are transferred. Under proposed regulations, any Disqualifying Disposition is deemed made from Shares with the lowest basis first.

     The Trust is not entitled to any deduction with respect to the grant or exercise of an ISO or the subsequent disposition by the optionee of the Shares acquired if the optionee satisfies the Statutory Holding Periods. If these holding periods are not satisfied, the Trust is entitled to a deduction in the year the optionee disposes of the Shares in an amount equal to the optionee's compensation income.

     NON-STATUTORY STOCK OPTIONS. A participant who is granted a non-statutory stock option generally recognizes no income upon grant of the option. At the time of exercise, however, the optionee recognizes compensation income equal to the difference between the exercise price and the fair market value of the Shares received on the date of exercise. This income is subject to income and employment tax withholding. The Trust is entitled to an income tax deduction corresponding to the compensation income recognized by the optionee in the year that the income is recognized by the optionee.

     When an optionee disposes of Shares received upon the exercise of a non-statutory stock option, the optionee will recognize capital gain or loss equal to the difference between the sales proceeds received and the optionee's basis in the stock sold. The optionee's capital gain will be long- or short-term, depending upon whether the stock sold was held more than one year. The Trust will not receive a deduction for any gain recognized by the optionee.

     If an optionee pays the exercise price for a non-statutory option entirely in cash, the optionee's tax basis in the Shares received equals the stock's fair market value on the exercise date, and the optionee's holding period begins on the day after the exercise date. If, however, an optionee pays the exercise price of a non-statutory option in whole or in part with previously-owned Shares, then the optionee's tax basis in and holding period for the newly-acquired Shares will be determined as follows:
(i) as to the number of newly acquired Shares equal to the previously-owned Shares delivered, the optionee's basis in and holding period for the previously-owned Shares will carry over to the newly-acquired Shares on a share-for-share basis; (ii) as to each remaining newly-acquired Share, the optionee's basis will equal the Share's value on the exercise date, and the optionee's holding period will begin on the day after the exercise date.

     SPECIAL TREATMENT OF CERTAIN OFFICERS. An optionee who is an executive officer of the Trust is considered an "insider" for purposes of
Section 16 of the Exchange Act and thus is subject to suit under Section 16(b) of the Exchange Act for sale of property occurring within six months of receipt of such property (the "Section 16(b) Restriction"). Under current SEC rules, in the case of stock received pursuant to the exercise of an option, such six month period begins on the date the option is granted. Under Section 83(c)(3) of the Internal Revenue Code and the regulations thereunder, the Section 16(b) Restriction is considered a "substantial risk of forfeiture" with respect to stock received by an insider.

     As a result of the Section 16(b) Restriction, an optionee who is an executive officer of the Trust generally recognizes taxable income six months after the grant of a non-statutory stock option (i.e., on the date the Section 16(b) restriction lapses) if the optionee exercises such option within such six month period unless the optionee files a Section 83(b) Election with the Internal Revenue Service within 30 days of exercise to recognize taxable income on the exercise date. A "Section 83(b) Election" is an election to recognize income on the date that property subject to a substantial risk of forfeiture is received rather than on the date such substantial risk of forfeiture lapses. If an optionee exercises an option more than six months after the date it was granted, the optionee recognizes income on the exercise date.

     The measure of the optionee's compensation income is the difference between the fair market value of the Shares on the date the optionee recognizes income with respect to such Shares, and the option exercise price. The Trust is entitled to an income tax deduction for compensation income taxed to the optionee. Any gain the optionee realizes on the subsequent disposition of the Shares will receive long- or short-term capital gain treatment depending (except in the case of Shares the holding period of which is determined by reference to the holding period of previously-owned Shares exchanged therefor) upon whether the Shares have been held for more than one year following the date upon which the amount of his or her compensation income was determined.

     Optionees who are insiders are also subject to special treatment with respect to ISOs. For alternative minimum tax purposes, if an ISO is exercised by an insider within six months of the date it was granted, the insider's alternative minimum taxable income is measured on the value of the Shares on the date such six months period lapses, rather than such value on the exercise date.

     APPRECIATION RIGHTS. A participant who is granted an appreciation right generally recognizes no income upon the grant of the appreciation right. At the time of exercise, however, the participant shall recognize compensation income equal to any cash received and the fair market value of any Shares received. This income is subject to withholding. The Trust is entitled to an income tax deduction corresponding to the ordinary income recognized by the participant.

     PERFORMANCE AWARDS. The grant of a performance award does not generate taxable income to the participant or an income tax deduction to the Trust. Any cash and the fair market value of any Shares received as payment in respect of a performance award will constitute ordinary income to the participant (in the case of a participant who is an insider, the fair market value of the Shares six months after receipt will be used to measure income, unless a Section 83(b) Election is filed). The participant's income is subject to income and employment tax withholding. The Trust will be entitled to an income tax deduction corresponding to the ordinary income recognized by the participant.

     RESTRICTED STOCK. A participant who is granted restricted stock generally does not recognize income at the time of the grant unless the individual makes a Section 83(b) Election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the Shares granted will be taxed as capital gains (or loss) upon a subsequent sale of the Shares. However, if the participant does not make a Section 83(b) Election, then the grant shall be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the Shares expire. Unless a participant makes a Section 83(b) Election, any dividend paid on Shares subject to the restrictions is compensation income to the participant and compensation expense to the Trust. Any compensation income a participant recognizes from a grant of restricted stock is subject to income and employment tax withholding. The Trust is entitled to an income tax deduction for any compensation income taxed to the participant.

     PAYMENT OF WITHHOLDING TAXES. The Trust will have the power to withhold, or require a participant to remit to the Trust an amount sufficient to satisfy any federal, state, local or foreign withholding tax requirements on any grant or exercise made pursuant to the 1996 Plan. However, to the extent permissible under applicable tax, securities and other laws, the Board may, in its sole discretion, permit the participant to satisfy a tax withholding requirement by delivering Shares previously owned by the participant or directing the Trust to apply Shares to which the participant is entitled as a result of the exercise of an option of the lapse of a period of restriction, to satisfy such requirement.

                            EXECUTIVE OFFICERS

     The following table sets forth information with respect to the Trust's executive officers. Each officer is elected by the Trustees and serves until his successor is elected and qualified or until his death, resignation or removal by the Trustees:

                         Other Principal Occupation(s)       Office & Year
Name               Age   During Past Five Years              First Elected
----               ---   ----------------------------        -------------

Leonard G. Levine  50    Mr. Levine has been President      President, 1990
                         of the Trust since 1990.  He
                         also serves as President of
                         Banyan Strategic Land Fund II
                         and is a Director of Banyan
                         Management Corp.

Neil D. Hansen     50    Mr. Hansen has been First Vice       First Vice
                         President of the Trust since       President, 1991
                         1991.  He also serves as
                         First Vice President of Banyan
                         Strategic Land Fund II and
                         Banyan Management Corp.
                         Mr. Hansen is also a certified
                         public accountant.

Robert G. Higgins  45    From 1990 to 1992, Mr. Higgins     Vice President
                         was a contract partner at the            and
                         law firm of Chapman and Cutler.        General
                         He is an attorney at law              Counsel,
                         admitted to the bar in the              1992;
                         States of Illinois, Minnesota      Secretary, 1995
                         and Texas.  Mr. Higgins also
                         serves as Vice President,
                         General Counsel and Secretary
                         of Banyan Strategic Land Fund II
                         and Banyan Management Corp.
                         Mr. Higgins also operates a
                         sole practice of law.

Joel L. Teglia     35    From 1991 to 1994, Mr. Teglia      Vice President
                         was the Controller for Banyan            and
                         Management Corp. Mr. Teglia        Chief Financial
                         also serves as Vice President       Officer, 1994
                         and Chief Financial Officer of
                         Banyan Strategic Land Fund II
                         and Banyan Management Corp.
                         He is a certified public
                         accountant.

Jay E. Schmidt     45    From 1992 to 1995 Mr. Schmidt      Vice President-
                         served as Vice President of         Acquisitions,
                         Acquisitions for Banyan                 1995
                         Management Corp.  He was
                         appointment Vice President of
                         the Trust in 1995.  He is also
                         an attorney and is admitted
                         to the bar in the State of
                         Wisconsin and is a licensed
                         real estate broker.

              COMPENSATION OF TRUSTEES AND EXECUTIVE OFFICERS

A.   TRUSTEE COMPENSATION

     The Trustees are paid an annual fee of $15,000, payable quarterly, plus $875 for each Board meeting, including meetings of the audit committee, attended in person and $250 an hour for each Board meeting, including meetings of the audit committee, attended via telephonic conference call. In addition, each Trustee is reimbursed for out-of-pocket expenses incurred in attending meetings of the Board.


B.   EXECUTIVE COMPENSATION

      Compensation paid to executive officers of the Trust for the years ended December 31, 1996, 1995 and 1994 is as follows:


                                                                        LONG-TERM COMPENSATION
                                                                 ---------------------------------
                                    ANNUAL COMPENSATION (1)               AWARDS           PAYOUTS
                              --------------------------------   -----------------------   -------
                                                      OTHER      RESTRICTED
                                                     ANNUAL        STOCK       OPTIONS/     LTIP     ALL OTHER
                     YEAR    SALARY    BONUS      COMPENSATION    AWARD(S)      SARs (#)   PAYOUTS  COMPENSATION
                     ----    ------    -----      ------------   ----------   ----------   -------  ------------

Leonard G. Levine    1996   $189,247 $ 66,985          n/a       $ 7,700(2)        n/a        n/a          n/a
President and Chief  1995   $184,812 $111,739          n/a       $24,899(2)        n/a        n/a          n/a
Executive Officer    1994   $179,900     n/a           n/a           n/a           n/a        n/a          n/a

Jay E. Schmidt       1996   $154,615 $ 65,000(3)       n/a           n/a           n/a        n/a          n/a
Vice President-      1995   $148,136 $ 27,000(3)       n/a           n/a           n/a        n/a          n/a
Acquisitions         1994      n/a       n/a           n/a           n/a           n/a        n/a          n/a


(1)   Compensation for the all other executives, with the exception  of Mr. Schmidt,  of the Trust for 1996,  1995 and 1994 was less than $100,000 per individual.
(2)   See incentive compensation program disclosure below.
(3)   Mr. Schmidt's 1996 and 1995 bonuses were discretionary and based upon job performance pursuant to an annual review.  Mr. Schmidt is not awarded any other compensation by the Trust.  The $27,000 bonus represents
Mr.Schmidt's 1994 bonus paid in 1995.  During 1996, Mr. Schmidt was paid a bonus equal to $30,000 for the year ended December 31, 1995 and $35,000 for the year ended December 31,1996.


     Mr. Levine serves as Chief Executive Officer of the Trust pursuant to an employment agreement entered into with the Trust by Mr. Levine on January 1, 1990. The Agreement expires on December 31, 1997. Under the contract, Mr. Levine's base salary is adjusted on January 1 of each year based on increases in the "consumer price index". For the year ended December 31, 1996, Mr. Levine was paid a base salary of $184,812.

     Mr. Levine is eligible to receive compensation under an incentive program included in his contract. Effective January 1,1993, Mr. Levine earns incentive compensation based on the recovery on foreclosed real estate assets owned by the Trust as of December 31, 1992 and on the performance of the Trust's reinvestment activities. In particular, Mr. Levine will earn incentive compensation on foreclosed real estate assets equal to : (i) 1% of the amount of the Trust's secured claims which are converted to cash, and (ii) 3% of the Trust's unsecured claims which are converted to cash. Mr. Levine is paid incentive compensation earned on the Trust's foreclosed activities as soon as practical after the end of each calendar year without regard to whether he is employed by the Trust on the date of payment. Mr. Levine's annual incentive compensation earnings from reinvestment activities are based on reinvestment returns, adjusted for unrealized losses, to the Trust in excess of a set index, based on the annual yield of five-year Treasury Notes plus 100 basis points ("investment hurdle") as of January 1 of each year, according to the following: (i) $500 for each basis point by which the Trust's rate of return from reinvestment activities exceeds the investment hurdle up to 500 basis points; and (ii) $250 per each basis point by which the rate of return from reinvestment activities exceeds the investment hurdle plus 500 basis points. The investment hurdle for the year ended December 31, 1995 was 8.88%.

     Incentive compensation earned on reinvestment activities is paid 80% in cash and 20% in shares ("Award Shares") of the Trust on March 15 of the year following the period for which the incentive was earned. The Award Shares are subject to forfeiture and certificates representing the Award Shares are held by the Trust pending satisfaction of the vesting requirements, for the benefit of Mr. Levine until the earlier of: (i) December 31, 1997; (ii) the termination of Mr. Levine's employment by the Trust without just cause; or (iii) the permanent disability or death of Mr. Levine. For the year ended December 31, 1995, Mr. Levine's incentive compensation earned on recovery of foreclosed activities and returns on reinvestment activities was $36,185 and $38,500, respectively. The $36,185 in incentive compensation earned by Mr. Levine during 1995 on recovery of foreclosed assets is comprised of: $19,315 which is equal to 1% of the amount of the Trust's secured claims converted to cash, and $16,870 equal to 3% of the Trust's unsecured claims converted to cash. In 1996, Mr. Levine was paid $66,985 representing 80% of his 1995 incentive in cash and 1,833 Award Shares valued at $4.20 per share or $7,700 representing 20% in Award Shares of the Trust. For the year ended December 31, 1994, Mr. Levine's incentive compensation earned on recovery of foreclosed activities and return on reinvestment activities was $12,139 and $124,500, respectively. Payment of Mr. Levine's 1994 incentive compensation occurred during the second quarter of 1995 with the payment of $111,740, representing 80% of his incentive, in cash and 6,036 Award Shares valued at $4.125 per share or $24,899 representing 20% in Award Shares of the Trust. The total Award Shares held by the Trust on behalf of Mr. Levine are 7,869.

For the year ended December 31, 1993, Mr. Levine did not earn any incentive compensation from foreclosed activities or reinvestment activities.

     Either Mr. Levine or the Trust can terminate the employment agreement at any time upon 90 days written notice. If the Trust terminates the agreement for cause, or Mr. Levine voluntarily terminates, the Trust will pay all salary and incentive compensation earned through the date of termination. In the event of Mr. Levine's death or permanent disability, he is entitled to all incentive compensation earned through the date of his disability or death plus any disability or life insurance proceeds in the amount of two times his annual salary which is consistent with standard insurance benefits of all Banyan Management Corp. personnel, but he is not entitled to any other severance payments. If his employment is terminated without cause following a change of control (as defined in the employment agreement) the Trust is obligated to pay Mr. Levine's salary during the remainder of the employment period and must pay him all incentive compensation which he would have earned if all the Trust's assets had been converted into cash and all proceeds were distributed. If Mr. Levine is terminated without cause but no change of control has occurred, he will receive a severance payment equal to one year's salary plus all incentive compensation earned through the date of his termination (including incentive compensation based upon assets converted into cash within one year following his termination of the Trust had he received an "expression of interest" prior to Mr. Levine's termination), plus an amount equal to the full cost of continuing Mr. Levine's health benefits for one year.


BOARD OF TRUSTEES REPORT ON EXECUTIVE COMPENSATION

     This report was prepared by the members of the Trust's board of trustees (the "Board"), all of whom are independent. The Board does not have a separate compensation committee. Instead, the Board as a whole establishes and administers compensation policies for the Trust's principal executive officers.

     The Board is guided by the following principles in establishing executive compensation: (1) attracting and retaining outstanding executive officers familiar with the Trust's business; and (2) ensuring that a substantial portion of executive compensation is variable and tied to quantifiable measures of the Trust's performance. These principles are discussed in more detail below.

Chief Executive Compensation
----------------------------

     In early 1990, the Board suspended the Trust's advisory relationship with VMS Realty Partners which was subsequently terminated and hired Leonard G. Levine to serve as the Trust's president and chief executive officer. Since the focal point of the Trust's business plan at that time was to gain control of the assets securing mortgage loans made by the Trust which were in default, a substantial portion of Mr. Levine's compensation was tied to the Trust's recovery of both secured and unsecured claims.

     In mid-1992, the Board authorized investment of the cash recovered on the secured and unsecured claims (the "Investible Cash") and subsequently amended Mr. Levine's contract effective as of October 1, 1992. Under this amended contract, which expires December 31, 1997, Mr. Levine receives a base salary of $184,812 per year plus incentive compensation tied in part to recoveries on the remaining secured and unsecured claims converted into cash on or after January 1, 1993 and in part to the returns earned on the Investible Cash which is invested in new real estate assets. The base salary is subject to annual adjustments tied to increases in the Consumer Price Index.

     In establishing Mr. Levine's compensation package, the Board reviewed industry compensation studies compiled by independent consultants and considered Mr. Levine's experience and knowledge of the real estate market in general and the Trust asset base in particular. In an effort to (i) create a compensation package which would be attractive to a highly talented executive; (ii) encourage the liquification of the assets of the Trust which had been obtained through foreclosure and workout proceedings; and (iii) create an inducement to improve the Trust's overall performance, the Board designed a program under which Mr. Levine earns incentive compensation based on recoveries of secured and unsecured claims equal to:
(i) 1% of the amount of the secured claims existing as of January 1, 1990, converted to cash on or after January 1, 1993 and prior to the end of Mr. Levine's employment; and (ii) 3% of the unsecured claims existing as of January 1, 1990, converted to cash on or after January 1, 1993 and prior to the end of Mr. Levine's employment. Mr. Levine also earns incentive compensation based on the returns achieved, over a "hurdle rate," on the Investible Cash. The Board has set a "hurdle" rate for each calendar year equal to the yield on a five-year Treasury Note as of January 1 of each calendar year plus 100 basis points (the "Index"). Mr. Levine earns incentive compensation equal to: (i) $500 for each basis point by which the Trust's rate of return on the Investible Cash exceeds the Index up to the Index plus 500 basis points; and (ii) $250 for each basis point by which the rate of return on the Investible Cash exceeds the Index plus 500 basis points. None of Mr. Levine's incentive compensation is tied to the Trust's stock performance since the Board believes that the Trust's share price is not the best measure of management performance. Instead, the Board has tied Mr. Levine's incentive compensation to performance of the Trust's portfolio, which, in the Board's view, is a more accurate barometer of the strength of the Trust's management. The hurdle rate for the year ended December 31, 1995 was 8.88%.

     Twenty percent of the incentive compensation Mr. Levine earns from the return on the Investible Cash is paid in the form of shares of common stock in the Trust (the "Award Shares") which are subject to forfeiture under certain circumstances. The incentive compensation earned in respect to the Trust's reinvestment activities is calculated on a cumulative basis from January 1, 1993 through the earlier of December 31, 1997 or Mr. Levine's termination. If such cumulative incentive compensation for reinvestment activities results in an amount which is less than the annual incentive compensation from reinvestment activities previously paid, all or a portion of the Award Shares previously issued shall be forfeited and returned to the Trust in order to reconcile the overpayment.

     In respect of fringe benefits, the Board has elected to grant to Mr. Levine such fringe benefits as are available to other employees of the Trust and Banyan Management Corp. These include life insurance in an amount not less than twice his base salary. If Mr. Levine becomes disabled during the employment period, he is to be paid 100% of his salary for six months following his disability. He is also entitled to any other benefits which the Trust or Banyan Management Corp. may provide for their other salaried employees. This package of fringe benefits is, in the Board's view, in keeping with industry standards.

Other Executive Compensation
----------------------------

     The Trust does not have any other principal executive officers who earn base salaries and bonus in excess of $100,000, other than Jay E. Schmidt, as described above under Executive Compensation. The Board has not established any long-term incentive plans for Mr. Schmidt or any other person. Instead, Mr. Levine makes recommendations to the Board regarding each executive officer's base salary and bonus after considering each executive's job function and performance. With respect to Mr. Schmidt, his salary and bonus are adjusted annually based upon (i) the performance of the Trust's reinvestment portfolio; (ii) a subjective evaluation of Mr. Schmidt's performance in acquiring appropriate properties for the Trust's portfolio at the best possible price; and (iii) his overall contribution to the success of the Trust.

     The Board believes its executive compensation policies enable the Trust to attract, motivate and retain senior management by providing a competitive total compensation opportunity based upon performance. Competitive based salaries that reflect the individual's level of responsibility and annual, variable performance-based cash incentive awards are important elements of the Trust's cash compensation philosophy. The Board believes that the proposed 1997 Omnibus Stock and Incentive Plan will provide the Board with added flexibility in attracting and retaining key management personnel.

                  BOARD OF TRUSTEES,
                  WALTER E. AUCH, SR.
                  NORMAN M. GOLD
                  MARVIN A. SOTOLOFF

PERFORMANCE GRAPH

     The graph below compares the cumulative total Shareholder return on the Shares of the Trust for the last five fiscal years with the cumulative total return on the Standard & Poor's 500 Index and the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") Equity REIT Total Return Index for all equity REITs over the same period (assuming the investment of $100 in the Trust's Shares, the S&P 500 Total Return Index and the NAREIT Equity REIT Total Return Index on December 31, 1990, and the reinvestment of all dividends). In the performance graph provided for the Stockholder Proxy Statement for the year ended December 31, 1994, the Trust utilized the NAREIT Equity Index for comparison to industry or peer performance. Pursuant to NAREIT's 1995 inaugural compilation of a Equity REIT Total Return Index, which excludes REITs operating Health Care Facilities, management of the Trust has elected to use the NAREIT Equity REIT Total Return Index, excluding Health Care REITs, for comparison to industry or peer performance, and believes that it provides a more meaningful comparison in assessing the Trust's performance for 1995 based on property type.

              COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
             AMONG THE COMPANY, THE S&P 500 TOTAL RETURN INDEX
                 AND THE NAREIT EQUITY TOTAL RETURN INDEX

YEAR-END DATA                          1992   1993    1994   1995    1996
-------------                          ----   ----    ----   ----    ----

BSRT                                   95.48 119.89  131.02 148.22  148.62
S&P 500 Index                         107.67 118.43  119.97 154.88  202.74
NAREIT Equity Index
(without Health Care)                 120.66 143.23  147.52 168.48  229.82


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Administrative costs, primarily salaries and general and administrative expenses are incurred on the Trust's behalf by Banyan Management Corp. ("BMC"). BMC is owned by the Trust, Banyan Strategic Land Fund II and Legend Properties, Inc. (f/k/a Banyan Mortgage Investment Fund) (the "Banyan Funds"). Mr. Levine is the president of BMC but he receives no additional compensation for his services to that entity. Messrs. Teglia, Hansen, Higgins and Schmidt are employees of the Trust but are paid by BMC. The portion of their time which is allocable to the Trust is included in the administrative costs for which BMC is reimbursed by the Trust. The trustees of the Trust, together with Mr. Levine, serve as directors of BMC but receive no additional compensation. All costs incurred by BMC on behalf of each entity for which it provides administrative services are allocable to the Trust and these other entities based upon the actual number of hours spent by BMC personnel on matters related to that particular entity. BMC does not "mark-up" or include any profit component in the costs allocated to the entities including the Trust. The Trust's allocated share of costs for the years ended December 31, 1996, 1995 and 1994, aggregated $1,275,374, $1,443,434, and $1,185,409, respectively. As one of its administrative services, BMC serves as the paying agent for general and administrative costs of the Trust. As part of providing this payment service, BMC maintains a bank account on behalf of the Trust. As of December 31, 1996, the Trust had a net payable due to BMC of $2,845.

                           SHAREHOLDER PROPOSALS

     Shareholder proposals for the 1997 Annual Meeting of Shareholders must be received by the Trust at its executive office in Chicago, Illinois, on or prior to January 12, 1998 for inclusion in the Trust's proxy statement for that meeting. Any Shareholder proposal must meet the requirements set forth in the rules of the Securities and Exchange Commission relating to Shareholder proposals.

                               OTHER MATTERS

     As of the date of this Proxy Statement, no business other than that discussed above is to be acted upon at the Meeting. If other matters not known to the Board should, however, properly come before the Meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.


                              Banyan Strategic Realty Trust
                              By the order of the Board of Trustees,


                              Leonard G. Levine
                              President

Chicago, Illinois
June 3, 1997






     Additional copies of the Banyan Strategic Realty Trust 1996 Annual Report and Form 10-K filed with the Securities and Exchange Commission will be supplied to Shareholders without charge. Requests for the Report should be directed to:

                  Banyan Strategic Realty Trust
                  c/o Investor Relations Department
                  150 S. Wacker Drive, Suite 2900
                  Chicago, IL 60606
                  (312) 683-3671



               YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF
                PROXIES WILL SAVE THE TRUST THE EXPENSE OF
               FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY
                 MARK, SIGN, DATE AND RETURN THE ENCLOSED
                      PROXY IN THE ENCLOSED ENVELOPE.

                                                               ANNEX A

                                 AMENDMENT
                                    TO
                        SECOND AMENDED AND RESTATED
                           EMPLOYMENT AGREEMENT

     This Amendment to Second Amended and Restated Employment Agreement (this "Amendment") is made and entered into as of March 19, 1997 by and between Leonard G. Levine (the "Executive") and Banyan Strategic Realty Trust (the "Fund").

                                 RECITALS:

      A. The parties previously entered into a Second Amended and Restated Employment Agreement made as of December 31, 1992 (the "Employment Agreement").

      B. The parties desire to amend certain provisions of the Employment Agreement.

      NOW THEREFORE, in consideration of the promises, mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Fund and the Executive agree as follows:

1. AMENDMENT OF EMPLOYMENT AGREEMENT. Subject to the conditions set forth in Section 2 hereof, the Employment Agreement is amended as follows:

      a. SECTION 6(c) is deleted in its entirety and replaced by the following:

            Payment of the Additional Compensation computed under this
Section 6 shall be made on March 15 of the year following the period for which the award is made. One hundred percent (100%) of the award shall be paid in shares of the Fund ("Award Shares"), provided that for fiscal years ended prior to January 1, 1996, the Additional Compensation shall be paid 80% in cash and 20% in Award Shares. The Award Shares issued pursuant to this Section 6(c) shall not be transferred prior to the date which is seventy-five (75) days after the Computation Date (as defined in Section 6(d) (the "Vesting Date")); provided that eighty percent (80%) of the Award Shares distributed to the Executive in respect of Additional Compensation earned for the fiscal year ended December 31, 1996 shall immediately vest upon Stockholder Approval as defined in SECTION 2 of this Amendment (the "Additional Incentive Shares") and may be immediately transferred, pledged or otherwise freely alienated in compliance with the registration requirements of federal and state securities law or exemptions therefrom following such Stockholder Approval. The Award Shares, except for the Additional Incentive Shares, shall be subject to forfeiture in accordance with the provisions of Section 6(d) and any Certificate representing all or any portion of the Award Shares shall bear an appropriate legend and shall be held by the Fund in trust for the Executive pending the lapse of the forfeiture provisions under Section 6(d). At the request of Executive, the Additional Incentive Shares may be separately certificated. The number of Award Shares distributable to the Executive shall be based upon the average closing price of the Fund's stock for the five (5) business days ended prior to December 31 of the calendar year for which the payments are made. Subject to the provisions of Section 2(b)(iii)-(iv) of this Amendment, the Executive shall be entitled to receive and retain all dividends paid on the Award Shares held by him, including those shares held in trust by the Fund for the Executive. The Fund, at its sole cost, shall take all reasonable steps necessary to cause the filing of a registration statement and listing application to be effective as soon after the Vesting Date as practical, with respect to the Award Shares, with the appropriate regulatory bodies, on terms more fully set forth in the Registration Rights Agreement to be entered into pursuant to the provisions of Section 3 of this Amendment.

      b. SECTION 6(d) shall be amended and restated in its entirety as follows:

            (d) As soon as practicable after December 31, 1997, or, if earlier, upon the termination of the Executive's employment ("Computation Date") the computation provided in Section 6(b) will be computed on a cumulative basis covering the period January 1, 1993 through the Computation Date; provided, however, that for such computation the Adjusted Cash Flow shall also include all unrealized profits and gains generated in connection with Reinvestment Activities. In connection therewith, the parties further agree that the definition of "Net Income" in Section 6(a) of the Employment Agreement shall exclude the financial accounting effect of straight lining rents.

                  (i) In the event that the total cumulative Additional Compensation as recomputed at the Computation Date exceeds the aggregate Additional Compensation paid to the Executive, the Fund shall award to the Executive, no later than the Vesting Date, a number of Award Shares equal in value to this excess (the "Final Award Shares").

                  (ii) In the event that the cumulative Additional Compensation as recomputed at the Computation Date is less than the aggregate amount of the Additional Compensation paid to the Executive, all or a portion of the Award Shares, except for the Additional Incentive Shares (the "Forfeitable Shares"), shall be forfeited and returned to the Fund. In determining the amount of the Forfeitable Shares, each Award Share shall be valued at the average price at which the Shares were valued when issued to the Executive under Section 6(c). For example, if the Executive holds 100,000 Award Shares with an average value determined under
Section 6(c) at the time of issue of $3.00 and the cumulative Additional Compensation at the Computation Date is determined to be $45,000 less than the amount actually paid to the Executive, the Executive shall return up to 15,000 Forfeitable Shares to the Fund without regard to the actual current value of those shares. Certificates representing the balance of any Award Shares shall be delivered to the Executive promptly after the Vesting Date.

                  (iii) Payment of the Additional Compensation computed under this Section 6(d) shall be made no later than the Vesting Date. Except as provided herein, all of the Additional Compensation under this
Section 6(d) shall be payable in Award Shares. The number of Final Award Shares to be issued pursuant to Section 6(d)(i) above shall be calculated by dividing the Additional Compensation computed under Section 6(d) by $3.75; provided, however, that if at any time the Fund issues or sells any shares of its common stock in exchange for consideration less than $3.75 per share, (or issues any warrant, option or other security permitting the holder to acquire any share in exchange for consideration less than $3.75), except for options, warrants or other awards under the Fund's 1997 Omnibus Stock and Incentive Plan, then the number of Final Award Shares issuable pursuant to Section 6(d)(i) to the Executive shall be automatically increased such that the product of the number of Final Award Shares immediately after such sale, transfer or issuance, multiplied by the Diluted Value, is equal to the product of the number of the Final Award Shares immediately before such sale, transfer or issuance, multiplied by $3.75. For purposes of this provision, "Diluted Value" shall mean the lowest price per share consideration at which the Fund issues, transfers or sells, or agrees to issue, transfer or sell, any of its Shares. For these purposes, consideration shall include both cash and the fair market value of any property actually received or to be received as consideration by the Fund upon such sale, transfer or issuance, PROVIDED, however, that if any adjustment is made pursuant to this section upon issuance of any such option, warrant or other security, and if such option, warrant or right to acquire shares expires unexercised or unconverted, then such adjustment shall be promptly cancelled and reversed. The Fund shall notify the Executive promptly and in any event within seven (7) days of any adjustment (or cancellation thereof) required to be made pursuant to this section.
The Final Award Shares shall: (A) bear appropriate legends; and (B) be transferrable only in compliance with the registration requirements of federal and state securities law or exemptions therefrom.

      c. SECTION 17(a) is deleted in its entirety and replaced by the following:

            (a) NOTICE. Any notice required or permitted hereunder shall be made in writing (i) either by actual delivery of the notice into the hands of the party thereunder entitled, or (ii) by the mailing of the notice in the United States mail, certified or registered mail, return receipt requested, all postage prepaid and addressed to the party to who the notice is to be given at the party's respective address set forth below, or such other address as the parties may from time to time designate by written notice as herein provided.

            As addressed to the Fund:

                  Banyan Strategic Realty Trust
                  Suite 2900
                  150 South Wacker Drive
                  Chicago, Illinois  60606

            With a copy to:

                  Shefsky & Froelich Ltd.
                  444 North Michigan Avenue
                  Suite 2500
                  Chicago, Illinois  60611
                  Attention:  Michael J. Choate

            As addressed to the Executive:

                  Leonard G. Levine
                  1630 Sylvester Place
                  Highland Park, Illinois 60035

            With a copy to:

                  Saitlin Patzik Frank & Samotny Ltd.
                  150 S. Wacker Drive
                  Suite 900
                  Chicago, Illinois 60606
                  Attention:  Alan B. Patzik

      The notice shall be deemed to be received in case (i) on the date of its actual receipt by the party entitled thereto and in case (ii) on the date of its mailing.

2.    APPROVALS.

      a. Effectiveness of the Amendment is subject, to the extent required, to: (i) approval of the Fund's stockholders on or before thirty days after the Fund's Annual Meeting, including any adjournments or postponements thereof (the "Final Approval Date"), at which the issuance of the Award Shares is submitted to a vote of the Fund's Stockholders ("Stockholder Approval"), unless extended by agreement of the parties; and
(ii) approval of the Nasdaq of the inclusion of the Award Shares and the Final Award Shares in the Nasdaq National Market System ("Nasdaq Approval"). The Fund shall use its best efforts to promptly obtain Stockholder Approval and Nasdaq Approval, as well as any other consents or approvals which may be required. Pending Stockholder Approval and Nasdaq Approval, the Fund shall issue the Award Shares issuable in respect of the Additional Compensation for the year ended December 31, 1996 into escrow to be held for the Executive's benefit pending such approvals. The Executive shall be entitled to all distributions paid by the Fund in respect of the shares held in escrow. If Stockholder Approval and NASDAQ Approval is obtained by the Final Approval Date, the Fund shall release the Additional Incentive Shares from escrow to the Executive as soon as practicable, but in no event later than five (5) business days after receipt of the last approval. These shares may not be transferred by the Executive except in compliance with federal and state securities law or an exemption therefrom.

These shares shall have the benefit of the Registration Rights Agreement described in Section 3 hereof.

      b. If either Stockholder Approval or Nasdaq Approval is not obtained by the Final Approval Date then: (i) the amendments contemplated by SECTION 1 hereof shall be null and void and the terms and conditions of the Employment Agreement shall remain in full force and effect unless amended, waived or altered by the parties; (ii) the Additional Incentive Shares shall be immediately cancelled (the "Cancelled Shares");
(iii) Executive shall be paid, in cash, an amount equal to the Additional Compensation which had been previously paid through the issuance of the Cancelled Shares, and thereafter, all Additional Compensation due in connection with the Agreement shall be paid 20% in the form of Award Shares and 80% in cash; and (iv) Executive shall be entitled to be paid interest on the Additional Compensation paid to it pursuant to (iii) above in respect of the Cancelled Shares at the same rate as dividends are then being paid in respect of the Fund's shares, with any dividends theretofore received in respect of the Cancelled Shares credited against the interest due. For purposes of this paragraph, the rate at which dividends are then being paid on the Fund's shares shall be deemed to be the percentage which the dividend payable with respect to the Cancelled Shares bears to the cash value. For this purpose, cash value shall mean eighty percent (80%) of the Additional Compensation payable under SECTION 6(c).

      c. If the Executive is not employed by the Fund on January 1, 1998, pursuant to a new Employment Agreement with the Fund acceptable to Executive, then, notwithstanding the provisions of
SECTION 6(d), as amended, the Executive shall have the option, exercisable in his sole discretion, to require the Fund to pay the Executive 80% of the Additional Compensation for the fiscal year ended December 31, 1997 and/or all of the Additional Compensation due Executive under SECTION 6(c) AND 6(d) in cash no later than the Vesting Date.

3.          REGISTRATION RIGHTS.  Subject to the provisions of
SECTION 6(c), as soon as practicable, the parties shall enter into a registration rights agreement on usual and customary terms and conditions granting the Executive the right to cause the Fund to register any or all of the Award Shares or the Final Award Shares for resale by the Executive. The Registration Rights Agreement shall generally provide for the following:

      a. Each registration shall be effected by the Fund at its expense;

      b. The Executive shall be entitled to a separate registration statement with regard to the shares issued under each of (i)
Section 6(c) hereof in 1997 and relating to the Fund's 1996 performance and
(ii) Section 6(c) issued in 1998 and relating to the Fund's 1997 performance and shares issued under Section 6(d);

      c.          The Executive shall have reasonable piggyback rights; and

      d. The Fund shall maintain these registration statements in effect, and update registration statements as required, to enable Executive to periodically sell, in his discretion, shares thereunder until such time as the subject shares are freely saleable pursuant to the provisions of Rule 144 promulgated under the Securities Act of 1933, as amended.

     In the event the parties hereto fail to enter into a mutually agreeable Registration Rights Agreement by the Final Approval Date, Executive may, at its option, elect to treat this Amendment as if one of the approvals required by Section 2(b) hereof had not been received and effect a termination of this Amendment as set forth therein.

4.          AGREEMENTS AS TO PAST CALCULATIONS AND METHODOLOGIES.

      a. PREVIOUS CALCULATIONS AND METHODOLOGIES. The parties hereto agree and acknowledge that each has been represented by competent professionals and together with these professionals has had an opportunity to review the formulas set forth in the Employment Agreement for use in calculating the compensation payable to Executive pursuant to Sections 5 and 6, thereunder, the methodology pursuant to which those formulas have been applied to calculate the compensation and the amounts determined to be due to Executive through the date hereof as a result of such formulas and the applied methodology. In connection therewith, the parties hereto acknowledge and agree that the formulas set forth in the Agreement for calculating the compensation, the methodology applied (to date) in calculating the amounts due pursuant to those formulas and the amounts calculated to date have been due and payable to Executive through the date hereof are accurate and each waives any and all rights he or it may have to recalculate the formulas, modify the methodology applied in the calculation or alter the amount of the compensation heretofore paid.

      b. FUTURE CALCULATIONS AND METHODOLOGIES. The parties hereto acknowledge and agree that the formulas set forth in the Agreement for purposes of determining the compensation payable to Executive pursuant to Sections 5 and 6 of the Employment Agreement and the methodology applied by the Fund in its prior calculations of the amounts due is appropriate and the parties hereto further agree and acknowledge that all future calculations of amounts due Executive for additional compensation pursuant to Sections 5 and 6 of the Employment Agreement shall be calculated using the formula set forth therein, applying the methodology utilized in the past as modified by this Amendment to the Employment Agreement. In connection therewith, the parties hereto specifically acknowledge the existence of a memo dated October 17, 1996 from

            Joel L. Teglia to the Board of Trustees of the Fund and agree that the methodology and calculations set forth therein are appropriate and shall be applied, on a consistent basis, in all future calculations of amounts due as compensation pursuant to the Sections 5 and 6 of the Employment Agreement.

5.          MISCELLANEOUS PROVISIONS.

      a. GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the internal laws (and not the law of conflicts) of the State of Illinois.

      b. Further Assurances. Each party agrees to execute and deliver such additional instruments and documents and to take all such other actions as any of the other parties may reasonably request from time to time in order to effect the provisions, purposes and intent of this Amendment.

      c. ENTIRE AGREEMENT; EFFECT ON OTHER AGREEMENTS. This Amendment constitutes the entire understanding of the parties with respect to the amendment of the Employment Agreement and may be modified only in accordance with the provision of the Employment Agreement governing amendments. Upon execution of this Amendment, all references in the Employment Agreement, and any document executed or delivered in connection therewith, shall be deemed to be references to the Employment Agreement as amended, supplemented or modified by this Amendment.

      d. SEVERABILITY. If any provision of this Amendment shall, for any reason, be held unenforceable, such provision shall be severed from this Amendment unless, as a result of such severance, this Amendment fails to reflect the basic intent of the parties. If this Amendment continues to reflect the basic intent of the parties, then the invalidity of such specific provision shall not affect the enforceability of any other provision herein, and the remaining provisions shall remain in full force and effect.

      e. COUNTERPARTS. This Amendment may be executed in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same Amendment.

      f. HEADINGS. The descriptive headings of this Amendment are inserted for convenience only and do not constitute a part of this Amendment.

      g. NO STRICT CONSTRUCTION. This Amendment has been mutually negotiated and drafted by the parties and no presumption or rule of contract construction or interpretation by or against a party shall be made on the basis of the party which might otherwise be charged with drafting this Amendment.

      h. REFERENCES. As used herein, all provisions shall include the masculine, feminine, neuter, singular and plural thereof, wherever the context and facts require such construction.

      i. RECITALS. The recitals set forth in this Amendment are incorporated by reference herein and made a part hereof, as if fully rewritten.

     IN WITNESS WHEREOF, this Amendment is entered into on the day and year first written above.

                        BANYAN STRATEGIC REALTY TRUST

                        By:         /s/ Robert G. Higgins
                        Name:       Robert G. Higgins
                        Title:      Vice President General Counsel


                        EXECUTIVE:

                        /s/ Leonard G. Levine
                        Leonard G. Levine

                                                               ANNEX B




                         CERTIFICATE OF AMENDMENT
                                    OF
                 AMENDED AND RESTATED DECLARATION OF TRUST



     BANYAN STRATEGIC REALTY TRUST (the "Trust"), a Massachusetts business trust organized and existing under and by virtue of the laws of the Commonwealth of Massachusetts, DOES HEREBY CERTIFY:

     FIRST: That on May 14, 1997, the Board of Trustees of the Trust duly adopted the following resolution setting forth a proposed amendment to the Trust's Amended and Restated Declaration of Trust declaring the amendment to be advisable. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, that the first sentence of Section 3.3 of the Trust's Amended and Restated Declaration of Trust be, and hereby is, deleted in its entirety and replaced with the following:

     "The Class A Trustees shall be entitled to receive $20,000 per year for their services as Trustees plus $1,000 for each meeting of the Board attended in person and $500 for each meeting of the Board attended via telephonic conference call."

                                                               ANNEX C

               BANYAN STRATEGIC REALTY TRUST (the "Company")
                   1997 OMNIBUS STOCK AND INCENTIVE PLAN


I.    GENERAL.

      The purpose of this 1997 Omnibus Stock and Incentive Plan (the "Plan") is to link the personal interests of participants in the Plan to those of the Company's stockholders by granting participants nonqualified stock options, incentive stock options, stock appreciation rights, restricted stock, performance shares and performance units. By doing so, the Company believes it will be able to retain and attract those highly competent individuals upon whose judgment, initiative and leadership the Company's success in large measure depends. Subject to approval by the holders of the Company's shares of beneficial interest, the Plan shall become effective June 26, 1997 (the "Effective Date") and will remain in effect, subject to the Board's right to terminate or amend at any time until all the Shares subject to the Plan have been purchased or acquired, but in no event may an award be granted on or after June 26, 2007.

II.   ADMINISTRATION.

      The Board shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to administer the Plan, including:
(i) determining the size and types of Awards as well as the terms and conditions of each Award; (ii) determining which Persons may participate in the Plan; (iii) prescribing, amending or rescinding rules and regulations relating to the Plan; (iv) determining the terms and provisions (and amendments thereof) of the respective Plan Agreements (which need not be identical), including the terms and provisions (and amendments) as required in the Board's judgment to conform to any change in law or regulation applicable thereto; and (v) making all other determinations deemed necessary or advisable for administrating the Plan. The Board may form a committee to exercise its authority hereunder provided that the committee must be comprised of no less than three Persons, all of whom must be Independent Trustees.

      Each Award granted hereunder must be evidenced by minutes of a meeting or the unanimous written consent of the Board. Except for Awards granted to the Independent Trustees, the Board may at any time, and from time to time, amend or suspend the Plan. Except as otherwise provided in the Plan, the Board may modify, extend, replace or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not yet otherwise exercised) and grant new Awards in substitution therefore. Notwithstanding the foregoing, no amendment or suspension of the Plan without the written consent of a Participant may alter or impair the rights of the Participant under any Award previously granted to the Participant. The Board's determination on the foregoing matters will be conclusive.

III.  ELIGIBILITY.

      Except as provided herein, all Employees or Trustees of the Company are eligible to participate in the Plan. The Board shall select, from among the eligible Trustees and Employees, those Persons to whom Awards may be granted.

IV.   TYPES OF AWARDS.

      (A)   STOCK OPTIONS

            (i) GRANT/EXERCISE. The Board may grant Options to Participants in number and on terms determined by the Board; provided, however, that each Person serving as an Independent Trustee on the tenth business day after final adjournment of the Company's annual meeting convened on June 25, 1997 shall receive an Option to acquire 2,000 Shares, and provided further that each Person serving as an Independent Trustee ten business days after the final adjournment of each succeeding annual meeting will be granted an Option to purchase 2,000 Shares.

            Each grant of an Option must be evidenced by a Plan Agreement specifying the Exercise Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Board determines. The Plan Agreement will also specify whether the Option is intended to be an ISO within the meaning of Code Section 422, or alternatively an NQSO not covered by Code Section 422; provided that an ISO may only be granted to Employees. The Exercise Price for each grant of an Option under this Plan may not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date of grant and provided further that: (i) the Fair Market Value with respect to an ISO may not exceed the maximum limitation in Section 422 of the Code in the first year that the option may be exercised; provided that the incentive options exceeding the limitations will be treated as non-qualified stock options; (ii) the exercise price may not be less than 100% of Fair Market Value on the date of grant with respect to an ISO granted to any individual who at the time of grant owns more than 10% of the total voting power of the Company (a "10% Owner").

            Options granted hereunder will be exercisable at such times and be subject to such restrictions and conditions as the Board may determine in each instance. These terms and conditions need not be the same for each grant or for each Participant. Each Option granted to an Employee will expire at the time determined by the Board at the time of the grant; provided, however, that no Option may be exercised later than the tenth
(10th) anniversary date of its grant, or in the case of ISOs granted to a 10% Owner, five (5) years.

            (ii) PAYMENT. Options must be exercised by the delivery of a written notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Exercise Price must be paid in either:
(a) cash or its equivalent; (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Exercise Price (provided that the Shares which are tendered must have been held by the Participant for at least six (6) months prior to their tender to satisfy the Option Price); or (c) by a combination of (a) and
(b). The Board also may allow cashless exercise as permitted under the Federal Reserve Board's Regulation T, subject to applicable securities law restrictions, or by any other means which the Board determines to be consistent with the Plan's purpose and applicable law. Subject to any governing rules or regulations, as soon as practicable after receipt of a written notification of exercise and full payment, the Company will deliver Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s) to the Participant, in the Participant's name.

            (iii) RESTRICTIONS ON TRANSFERABILITY. The Board, in its sole discretion, may impose restrictions on the transfer of any Shares acquired pursuant to the exercise of an Option. Further, no ISO granted under the Plan may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All ISOs granted to a Participant under the Plan will be exercisable during the lifetime of the Participant, only by the Participant or in the event of Disability by the Participant's legal representative. Except as otherwise provided in a Participant's Plan Agreement, no NQSO granted hereunder may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All NQSOs granted to a Participant hereunder will be exercisable during the lifetime of the Participant, only the Participant or in the event of Disability by the Participant's legal representative.

            (iv) TERMINATION. Each Plan Agreement will set forth the extent to which the Participant may exercise Options following termination of the Participant's employment or trusteeship with the Company. These provisions need not be uniform among all Plan Agreements and may reflect distinctions based on the reasons for termination, all in the Board's discretion.

      (b)   STOCK APPRECIATION RIGHTS

            (i) GRANT/EXERCISE. The Board may grant SARs to any Employee Participants in number and on terms and conditions determined by the Board.

The Board may grant Freestanding SARs, Tandem SARs or any combination of these forms. The grant price of a Freestanding SAR will be equal to the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs will be equal to the Exercise Price of the related Option. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable. Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO:
(a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may not exceed one hundred percent (100%) of the difference between the Exercise Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Exercise Price of the ISO. Freestanding SARs may be exercised on terms and conditions set forth by the Board. Each grant of an SAR will be evidenced by a Plan Agreement specifying the grant price, the term of the SAR, and such other provisions as the Board determines. The term of an SAR granted under the Plan as determined by the Board, in it sole discretion, may not, in any event, exceed ten (10) years.

            (ii) PAYMENT. Upon exercise of an SAR, the Company will pay the Participant an amount determined by multiplying:

                  (a) the difference between the Fair Market Value of a Share on the date of exercise over the grant price; by

                  (b) the number of Shares with respect to which the SAR is exercised.

            At the Board's discretion, the Company may pay amounts due a Participant on exercise of any SAR in cash, Shares of equivalent value, or in some combination thereof. The Board's determination regarding the form of SAR payout will be set forth in the Plan Agreement pertaining to the grant of the SAR.

            (iii) TERMINATION. Each Plan Agreement relating to an SAR will set forth the extent to which a Participant may exercise the SAR following termination of the Participant's employment or trusteeship with the Company and/or its Subsidiaries. These provisions will be determined in the Board's discretion and need not be uniform among all SARs issued pursuant to the Plan and may reflect distinctions based on the reasons for termination.

            (iv) RESTRICTIONS ON TRANSFERABILITY. Unless provided otherwise in a Participant's Plan Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All SARs granted to a Participant under the Plan will be exercisable during the Participant's lifetime, only by the Participant or in the event of Disability by the Participant's legal representative.

      (c)   RESTRICTED STOCK

            (i) GRANT. The Board may grant Shares of Restricted Stock to any Employee Participants in amounts determined by the Board. Each grant of Restricted Stock must be evidenced by a Plan Agreement specifying the Restricted Period, the number of Shares of Restricted Stock granted, and such other provisions as determined by the Board.

            (ii) RESTRICTIONS. Except as provided in the Participant's Plan Agreement, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Restricted Period established by the Board. All rights with respect to the Restricted Stock granted to a Participant under the Plan will be available during the Participant's lifetime, and only to the Participant. The Board may also impose such other conditions and/or restrictions on any Shares of Restricted Stock as it deems advisable, including requiring that Participants pay a stipulated purchase price for each Share of Restricted Stock or that the Company or individual achieve certain performance goals or other restrictions under applicable federal or state securities laws. The Company may retain the certificates representing Shares of Restricted Stock in the Company's possession until all of the conditions and/or restrictions applicable to these Shares have been satisfied.

            Except as provided in the Participant's Plan Agreement, the Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will become freely transferable by the Participant after the last day of the applicable Restricted Period.

            (iii) VOTING RIGHTS/DISTRIBUTIONS. Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Restricted Period. During this time, Participants holding Shares of Restricted Stock may be credited with regular cash dividends paid in respect of the underlying Shares. The Board may apply any restrictions to the dividends that it deems appropriate. Without limiting the generality of the preceding sentence, if the grant or vesting of Restricted Shares granted to a Covered Employee is designed to comply with the requirements of the Performance-Based Exception, the Board may apply any restrictions it deems appropriate to the payment of dividends declared with respect to the Restricted Stock, such that the dividends and/or the Restricted Stock maintain eligibility for the Performance-Based Exception.

            (iv) TERMINATION. Each Plan Agreement will set forth the extent to which the Participant may receive unvested Restricted Stock following termination of the Participant's employment or trusteeship with the Company. These provisions will be determined in the Board's discretion, need not be uniform among all Shares of Restricted Stock issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination; provided, however, that, except in the cases of terminations connected with a Change in Control and terminations by reason of death or disability, the vesting of Shares of Restricted Stock which qualify for the Performance-Based Exception and which are held by Covered Employees will occur at the time they otherwise would have, but for the termination.

      (d)   PERFORMANCE UNITS AND PERFORMANCE SHARES

            (i) GRANT/VALUE. The Board may grant Performance Units and/or Performance Shares to any Employee Participant in such amounts and upon such terms as determined by the Board. Each Performance Unit will have an initial value that is established by the Board at the time of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant. The Board will set performance goals in its discretion which will determine the number and/or value of Performance Units/Shares paid to a Participant. For these purposes, the time period during which the performance goals must be met will be called a "Performance Period."

            (ii) EARNING OF PERFORMANCE UNITS/SHARES. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout on the number and value of Performance Units/Shares earned by the Participant over the Performance Period.

            (iii) TIME AND FORM OF PAYMENT. Payment of Performance Units/Shares earned by a Participant will be made in a single lump sum following the close of the applicable Performance Period. The Board, in its sole discretion, may cause the Company to pay any Performance Units/Shares in the form of cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period.

Any such Shares may be granted subject to any restrictions deemed appropriate by the Board. The determination of the Board with respect to the form of payout will be set forth in the Participant's Plan Agreement.

            At the Board's discretion, Participants may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with the grant of Performance Units/Shares which have been earned, but not yet distributed to Participants, provided that these dividends will be subject to the same accrual, forfeiture, and payout restrictions applicable to dividends earned in respect of Shares of Restricted Stock. In addition, Participants may, at the discretion of the Board, be entitled to exercise voting rights with respect to these Shares.

            (iv) TERMINATION. Unless determined otherwise by the Board, if a Participant is terminated by reason of death, disability, or retirement during a Performance Period, the Participant will receive a payout of the Performance Units/Shares which is prorated, as specified by the Board in its discretion. If a Participant is terminated for any reason, all Performance Units/Shares will be forfeited by the Participant to the Company unless determined otherwise by the Board. Generally, payment of Performance Units/Shares earned by a Participant will be made at a time specified by the Board in its sole discretion and set forth in the Participant's Plan Agreement. Notwithstanding the foregoing, with respect to Covered Employees who retire during a Performance Period, payments will be made at the same time as payments are made to Participants who did not terminate employment during the applicable Performance Period.

            (v) RESTRICTIONS ON TRANSFER. Except as otherwise provided in a Participant's Plan Agreement, Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. All SARs granted to a Participant under the Plan will be exercisable during the Participant's lifetime, only by the Participant or in the event of Disability by the Participant's legal representative.

V.    SHARES SUBJECT TO THE PLAN, MAXIMUM AWARDS, RESTRICTIONS AND
VALUATION.

      (a)   NUMBER OF SHARES

      The stock subject to the Awards granted under this Plan will be the Company's shares of beneficial interest, par value $0.01, and any other stock or security resulting from the adjustment thereof or substitution therefor. There shall be 1.0 million Shares reserved and available for Awards granted hereunder. The Shares issued upon exercise of an Award may be authorized and unissued Shares, or Shares issued and reacquired by the Company.

      (b)   RELEASE OF SHARES

      If any Award granted hereunder is cancelled, expires or terminates for any reason without having been exercised in full, the Shares subject to the Award will not thereafter be available for grant under this Plan except if and to the extent issued to a Participant under the Plan in replacement for outstanding Awards surrendered by the Participant.

      (c)   ADDITIONAL RESTRICTIONS ON SHARES

      In addition to the restrictions on transfer which the Board may impose on the Shares issuable on exercise of an Award or on the Award itself, all Shares issued upon the exercise of an Award and the Awards will be subject to applicable federal and state laws, rules and regulations including, as may be required, approval by any government or regulatory agency. The Company may cause any Shares or Awards to be properly marked with a legend or other notation reflecting the limitations on transfer. Fractional Shares will not be delivered, but will be rounded to the next lower number of Shares.

      (d)   STOCK VALUATION

      Any determination of the value or closing price of the Shares required by the Plan shall be determined in accordance with the following provisions, as applicable (which value or closing price shall be referred to herein as the "Fair Market Value per Share," or for a group of Shares a total "Fair Market Value"):

            (i) if, on the relevant date, the Shares are traded on a national or regional securities exchange or on the NASDAQ National Market, on the basis of the closing sale price on the principal securities exchange on which the Shares may then be traded or, if there is no sale on the relevant date, then on the last previous day on which a sale was reported;

            (ii) if, on the relevant date, the Shares are not listed on any securities exchange or traded on the NASDAQ National Market, but otherwise are publicly-traded and reported on NASDAQ, on the basis of the mean between the closing bid and asked quotations in the over-the-counter market as reported by NASDAQ; but if there are no bid and asked quotations in the over-the-counter market as reported by NASDAQ on that date, then the mean between the closing bid and asked quotations in the over-the-counter market as reported by NASDAQ on the last previous day any bid and asked prices were quoted; and

            (iii) if, on the relevant date, the Shares are not publicly-traded as described in (i) or (ii), in good faith by the Board.

VI.   PLAN AGREEMENTS, VESTING AND CANCELLATION PROVISIONS.

      (a)   PLAN AGREEMENTS

      Each Award granted hereunder will be evidenced by a written Plan Agreement specifying, among other things, the period for which the Award is granted, the number of Shares covered by the Award, the Exercise Price and the exercise schedule. The grant and exercise of Awards hereunder are sub-ject to all applicable federal, state and local laws, rules and regulations and, if required, any approvals by any government or regulatory agency.

      (b)   EXERCISE OF AWARDS

      Except for Stock Options awarded to the Independent Trustees, Awards granted hereunder will generally vest and be exercisable in installments as follows: (i) to the extent of 33.3% of the number of Shares commencing on the first anniversary of the date of grant; (ii) to the extent of an additional 33.3% of Shares commencing on the second anniversary of the date of grant; and (iii) to the extent of an additional 33.4% of Shares commencing on the third anniversary of the date of grant; provided that the Board may accelerate vesting in the event of a participant's death, permanent disability or retirement in accordance with the Company's retirement policy or where acceleration of vesting is, in the Board's judgment, in the Company's best interest provided further that no Award will vest if, to do so, would create a situation in which would result in an "excess parachute payment" within the meaning of Section 280G of the Code. Stock Options granted to the Independent Trustees hereunder will vest and be exercisable in installments as follows: (i) to the extent of 50.0% of the number of Shares commencing on the first anniversary of the date of grant; and (ii) to the extent of 50.0% of the number of Shares commencing on the second anniversary of the date of grant. If the Participant does not, in any given period, purchase all of the Shares subject to the Award, the Participant's right to purchase any Shares not purchased in the period will continue until the expiration or sooner termination of the Award, except to the extent provided otherwise in the Plan Agreement. Except as otherwise provided herein or in a Plan Agreement, as a condition to the grant of an award to any Employee, the Participant must remain in the continuous employ of the Company or its subsidiaries for the period of time specified by the Board in the Plan Agreement. To exercise an Award, the Participant must give written notice to the Company's Vice President General Counsel at the Company's office at Suite 2900, 150 South Wacker Drive, Chicago, Illinois 60606 (or the office which is the successor main office or which is otherwise designated as the office to which notice is to be given) of the number of Shares to be acquired and make any arrangements with the Vice President General Counsel as are acceptable to the Vice President General Counsel to satisfy the Participant's federal, state and local tax withholding obligations and satisfy the Participant's obligation under the Plan and the Plan Agreement.

      (k)   CANCELLATION OF AWARDS

      Except as otherwise provided, Awards granted to Employees are exercisable only prior to "termination of employment" as defined herein. A Person will be considered to incur a "termination of employment" on the latest date on which the Person no longer is, for whatever reason, an officer or Employee of the Company or its subsidiaries ("Termination of Employment"). Notwithstanding anything herein to the contrary, if a Participant incurs a Termination of Employment due to death or permanent and total disability or retirement in accordance with the Company's retirement policy, all Awards granted under the Plan and outstanding on the date of the Termination of Employment will be exercisable to the extent provided in the Participant's Plan Agreement. Stock options granted to an Independent Trustee are exercisable only so long as the individual con-tinues to hold office; provided, however, that if the individual ceases to hold office due to death, permanent and total disability or expiration of the individual's term of office after the individual attains his 75th birthday, all Awards granted under the Plan will be exercisable in accordance with the individual's Plan Agreement.

VII.  PROVISIONS APPLICABLE TO THE PLAN.

      (a)   INVESTMENT REPRESENTATION

      If the disposition of Shares acquired on exercise of any Award is not covered by a then current registration statement under the Securities Act of 1933, as amended (the "Securities Act"), and is not otherwise exempt from registration, the Shares will be restricted against transfer to the extent required by the Securities Act or regulations thereunder. Each Plan Agreement will contain a requirement that, on demand by the Board, the individual exercising an Award will state in writing, as a condition precedent to each exercise, that the Participant is acquiring the Shares for investment only and not for resale or with a view to distribution. The Board may set forth in a Plan Agreement other terms and conditions relating to the registration or qualification of the Shares under federal or state securities laws as it desires.

      (b)   EFFECT OF CERTAIN CHANGES

            (i) ADJUSTMENTS. If the Company declares a stock dividend, stock split, combination or exchange of shares, recapitalization or other change in the capital structure (including, but not limited to, a split-up, spin-off, split-off or distribution to Company stockholders other than a normal cash dividend), sells all or a substantial portion of its assets (if measured on either a stand-alone or consolidated basis), undertakes a reorganization, rights offering, share offering, partial or complete liquidation, or any other corporate transaction or event involving the Company and having an effect similar to any of the foregoing, then the Board may adjust or substitute, as the case may be, the number of Shares available for Awards under the Plan, the number of Shares covered by outstanding Awards, the exercise price per Share of outstanding Awards, any target Fair Market Value per Share that the Shares are required to reach for all or a portion of any Awards to vest, and any other characteristics or terms of the Awards as the Board deems necessary or appropriate to equitably reflect the effects of those changes to the Award holders; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated by rounding to the next lower whole number of Shares with appropriate payment for the fractional Shares as determined by the Board. The Board may waive any limitations set forth in or imposed pursuant to the terms and conditions of the Plan or a Plan Agreement so that all Awards, from and after a date prior to the effective date of an event specified above or a Change in Control (as defined herein), will be exercisable in full.

            (ii) DISSOLUTION, LIQUIDATION, TRUST SEPARATION OR DIVISION. If the Board proposes to dissolve or liquidate the Company or the Company is involved in any other corporate transaction or event and having effects on the Awards similar to any of the foregoing, the Board may terminate each outstanding Award granted under the Plan as of a date fixed by the Board; provided, however, that not less than thirty (30) days prior written notice of the date so fixed shall be given to each Participant (or Beneficiary), who shall have the right, during the thirty (30) days preceding such date, to exercise all Awards, whether or not otherwise exercisable, as to all or any part of the Shares covered thereby.

            (iii) MERGER, CONSOLIDATION, OR SALE OF ASSETS. If the Company is merged into or consolidated with another entity under circumstances where the Company is not the surviving corporation, or the Company sells or otherwise disposes of all or a substantial portion of its assets or is involved in any other transaction or event which has an effect on the Shares or Awards similar to the foregoing, then all Awards outstanding under the Plan will immediately vest and become exercisable at that time and the Board may cancel all outstanding Awards as of the effective date of any transaction or event; provided that not less than thirty (30) days prior written notice of the date so fixed for cancellation shall be given to each Participant (or Beneficiary), who shall have the right, during the thirty (30) days preceding the effective date of the transaction or event, to exercise all Awards, whether or not otherwise exercisable, as to all or any part of the Shares covered thereby.

            (iv) CERTAIN MERGERS AND CONSOLIDATIONS. The provisions of this Section VII(b) will not apply to a merger or consolidation in which the Company is the surviving entity and Shares are not converted into or exchanged for stock, securities of any other entity, cash or any other thing of value.

            (v) DEFINITION OF SHARES. In the event of a change in the Company's Shares as presently constituted, the Shares resulting from any change shall be deemed to be the Shares within the meaning of the Plan.

            (vi) DETERMINATION OF THE BOARD. The Board shall make all adjustments required under this Section VII(b). All adjustments shall be final, binding and conclusive.

            (vii) LIMITATIONS. The grant of an Award pursuant to the Plan will not in any way affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes to its capital or business structures or to merge or to consolidate or to dissolve, liquidate, sell or transfer all or part of its business or assets.

      (c)   WITHHOLDING OBLIGATIONS

      The Participant or Beneficiary may satisfy any withholding obligation under the Plan or a Plan Agreement by requesting the Company to withhold and not transfer or issue Shares with a Fair Market Value equal to the withholding obligation, otherwise issuable or transferable to the Participant pursuant to the exercise of an Award. The provisions of this
Section VII(c) will apply and be available to any Participant who, on the date of exercise of an Award may be subject, in the Company's opinion, to
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations thereunder (a "Section 16(b) Optionee") only if, and to the extent that: (i) the Participant requests withholding of the Shares not earlier than six (6) months subsequent to the date of the grant of the Participant; or (ii) the election by the Participant otherwise complies with the exemptive provisions of Rule 16b-3 under the Exchange Act as determined in the sole opinion of the Company's General Counsel. If a Participant is issued Shares without making an election as described in this Section VII(b) and if the date on which the amount of tax withholding is determined is deferred until at least six months after the exercise date of the Award, the Board may require as a condition to issuance of Shares that the Participant tender to the Company the proper number of Shares to satisfy the withholding obligation on the date the tax withholding is determined. Any right or election of a Participant under this Section VII(b) will be subject to the approval of the Board. With respect to persons subject to Section 16 of the Exchange Act, transitions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provision of this Plan or any action by the Board fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.

      (d)   RIGHTS WITH RESPECT TO CONTINUANCE OF EMPLOYMENT

      The Plan and any Award granted under the Plan will not confer upon any Participant any right to continued employment by the Company or its subsidiaries, nor shall the Plan or any Plan Agreement interfere in any way with the right of the Company or its subsidiaries, subject to other agreements with the Participant, to terminate a Participant's employment at any time.

      (e)   NOTICE TO THE COMPANY OF OPTIONEE'S ELECTION

      Any Participant exercising an election under Section 83 of the Code to have the receipt of Shares hereunder taxed currently, without regard to the restrictions imposed under the Plan or a Plan Agreement or law, must give notice to the Company of the election immediately upon making the election.

      (f)   INDEMNIFICATION OF THE BOARD

      In addition to such other rights of indemnification as they may have as Board members, and to the extent permitted by law, the members of the Board shall be indemnified and held harmless by the Company and each direct or indirect subsidiary of the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted thereunder, and against all amounts paid by them in settlement thereof (provided the settlement is approved by the Company's legal counsel) or paid by them in satisfaction of a judgment in any action, suit or proceeding, except if the Board member is found, in a non-appealable decision, to have been grossly negligent in performing its duties or where the Board member's misconduct is found to be gross, wanton or willful; provided that within sixty (60) days after institution of any action, suit or proceeding a Board member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the action.

      (g)   BENEFICIARY DESIGNATION

      Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Participant's death before the Participant receives any or all of the benefits. Each designation will revoke all prior designations by the same Participant, and must be in a form prescribed by the Company and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

      (h)   DEFERRALS

      The Board may permit or require a Participant to defer the receipt of cash or the delivery of Shares that would otherwise be due to the Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock, or the satisfaction of any requirements or goals with respect to Performance Units/Shares. If a Participant makes any deferral, the Board shall, in its discretion, establish rules and procedures before paying the deferred amounts.

      (i)   AMENDMENT, MODIFICATION AND TERMINATION

      Subject to the terms of the Plan, the Board may alter, amend, suspend or terminate the Plan in whole or in part. The Board may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan; provided that no such adjustment may be authorized to the extent that such authority would be inconsistent with the requirements of Section 162(m) of the Code, as from time to time amended. No termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding the Award.

      (j)   COMPLIANCE WITH CODE SECTION 162(m)

      At all times when Code Section 162(m) is applicable, all Awards granted under this Plan must comply with the requirements of Code
Section 162(m); provided, however, that if the Board determines that compliance is not desired with respect to any Award or Awards available for grant under the Plan, then compliance with Code Section 162(m) will not be required. In addition, if changes are made to Code Section 162(m) to permit greater flexibility with respect to any Award or Awards available under the Plan, the Board may, subject to this Article 15, make any adjustments it deems appropriate.

      (k)   PLAN BINDING ON SUCCESSORS

      Except as provided herein, the Plan shall be binding on the successors and assigns of the Company.

      (l)   INTERPRETATION AND GOVERNING LAW

      Whenever necessary or appropriate in this Plan and where the context admits, the singular term and the related pronouns shall include the plural and the masculine and feminine gender. The Plan shall be construed and enforced according to the internal laws of the State of Delaware.

VIII. DEFINITIONS

      (a) "Affiliate" shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.

      (b) "Award" means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Shares or Performance Units.

      (c) "Beneficial Owner" or "Beneficial Ownership" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

      (d) "Board" or "Board of Trustees" means the Board of Trustees of the Company.

      (e) "Change of Control" shall mean that the members of the Board of Trustees of the Company as of the date of the relevant Plan Agreement fail to constitute a majority of the members of the Board of Trustees of the Company; provided, however, that if a Participant has consented to the appointment or election of an individual who becomes a new member of the Board of Trustees, for purposes of this definition, the new member shall be treated as if he were a member of the Board of Trustees as of the date of the Plan Agreement.

      (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

      (g) "Committee" means any committee appointed by the Board to administer Awards to Participants. Any such committee shall be comprised entirely of Trustees.

      (h) "Company" means Banyan Strategic Realty Trust, a Massachusetts business trust, including any and all Subsidiaries and Affiliates, and any successor thereto as provided herein.

      (i) "Covered Employee" means a Participant who, as of the date of vesting and/or payout of an Award, as applicable, is one of the group of "covered employees," as defined in the regulations promulgated under Code
Section 162(m), or any successor statute.

      (j) "Disability" shall have the meaning ascribed to such term in the Participant's governing long-term disability plan or, if no such plan exists, at the discretion of the Board.

      (k) "Effective Date" shall have the meaning ascribed to such term in Section I hereof.

      (l) "Employee" means any employee of the Company or its Subsidiaries or Affiliates. Trustees who are employed by the Company shall be considered Employees under this Plan.

      (m) "Employee Participant" shall mean any Participant who is an Employee.

      (n) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

      (o) "Exercise Price" means the price at which a Share may be purchased by a Participant pursuant to an Award.

      (p)   "Fair Market Value" shall have the meaning set forth in
Section V(D) hereof.

      (q) "Freestanding SAR" means an SAR that is granted independently of any Options.

      (r) "Incentive Stock Option" or "ISO" means an option to purchase Shares and which is designated as an Incentive Stock Option intended to meet the requirements of Code Section 422.

      (s) "Independent Trustee" shall mean a member of the Board who is not an Employee or officer of the Company or its Subsidiaries and who is not an Affiliate of the Company or its Subsidiaries except by virtue of being a member of the Board.

      (t) "Insider" shall mean an individual who is, on the relevant date, an officer, trustee or ten percent (10%) beneficial owner of any class of the Company's equity securities that is registered pursuant to
Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.

      (u) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares which is not intended to meet the requirements of Code
Section 422.

      (v)   "Option" means an Incentive Stock Option or Nonqualified Stock
Option.

      (w) "Participant" means an Employee or Trustee who has been selected to receive an Award or who has outstanding an Award granted under the Plan.

      (x) "Performance-Based Exception" means the performance-based exception from the tax deductibility limitations of Code Section 162(m).

      (y) "Performance Share" means an Award of Shares subject to performance standards.

      (z) "Performance Unit" means an Award of Shares, options or other securities subject to performance standards granted to a Participant.

      (aa)  "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

      (bb) "Plan Agreement" means the individual agreements entered into between the Company and each Participant receiving grants hereunder and setting forth the terms and conditions applicable to the relevant Award.

      (cc) "Restricted Period" means the period during which the transfer of Shares of Restricted Stock is limited in some way and the Shares are subject to a substantial risk of forfeiture, as provided herein.

      (dd) "Restricted Stock" means an Award Shares subject to restrictions on transfer granted to a Participant.

      (ee) "Retirement" shall have the meaning ascribed to such term in the Company's tax-qualified retirement plan or as determined by the Board.

      (ff) "Shares" means the shares of beneficial interest of the Company.

      (gg) "Stock Appreciation Right" or "SAR" means an Award, granted alone or in connection with a related Option, designated as an SAR.

      (hh) "Subsidiary" means any corporation, partnership, joint venture, or other entity in which the Company has a majority voting interest.

      (ii) "Tandem SAR" means an SAR that is granted in connection with a related Option, the exercise of which requires forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

      (jj) "Trustee" shall mean a member of the Company's Board of Trustees.